Prospectus EQUITY FUNDS OCTOBER 31, 2017

Ticker
	Class A	Class B	Class C	Class Y
DOMESTIC EQUITY FUNDS
Waddell & Reed Advisors Accumulative Fund	UNACX	WAABX	WAACX	WAAYX
Waddell & Reed Advisors New Concepts Fund	UNECX	UNEBX	WNCCX	UNEYX
Waddell & Reed Advisors Small Cap Fund	UNSAX	WRSBX	WSCCX	WRSYX
Waddell & Reed Advisors Vanguard Fund	UNVGX	WRVBX	WAVCX	WAVYX

GLOBAL/INTERNATIONAL FUND
Waddell & Reed Advisors Global Growth Fund	UNCGX	WAIBX	WAICX	WAIYX

SPECIALTY FUNDS
Waddell & Reed Advisors Continental Income Fund	UNCIX	WACBX	WACCX	WACYX
Waddell & Reed Advisors Science and Technology Fund	UNSCX	USTBX	WCSTX	USTFX
Waddell & Reed Advisors Wilshire Global Allocation Fund	UNASX	WBASX	WCASX	WYASX

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

SUMMARIES — DOMESTIC EQUITY FUNDS

3	Waddell & Reed Advisors Accumulative Fund

8	Waddell & Reed Advisors New Concepts Fund

12	Waddell & Reed Advisors Small Cap Fund

16	Waddell & Reed Advisors Vanguard Fund

SUMMARY — GLOBAL/INTERNATIONAL FUND

20	Waddell & Reed Advisors Global Growth Fund

SUMMARIES — SPECIALTY FUNDS

25	Waddell & Reed Advisors Continental Income Fund

30	Waddell & Reed Advisors Science and Technology Fund

35	Waddell & Reed Advisors Wilshire Global Allocation Fund

41	Additional Information about Principal Investment Strategies, Other Investments and Risks

62	The Management of the Funds

62	Investment Adviser

62	Investment Subadviser

62	Management Fee

63	Portfolio Management

65	Your Account

65	Choosing a Share Class

73	Ways to Set Up Your Account

74	Pricing of Fund Shares

75	Buying Shares

77	Selling Shares

80	Exchange Privileges

83	Distributions and Taxes

87	Financial Highlights

A-1	Appendix A: Hypothetical Investment and Expense Information

B-1	Appendix B: Intermediary Sales Charge Discounts and Waivers

2	Prospectus

Waddell & Reed Advisors Accumulative Fund

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). Further information about intermediary sales charge discounts may be found in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.18%	0.73%	0.41%	0.23%
Total Annual Fund Operating Expenses	1.11%	2.41%	2.09%	0.91%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.12%	0.02%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	2.29%	2.07%	0.87%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.29%, Class C shares at 2.07% and Class Y shares at 0.87%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,151	$1,849
Class B Shares	632	1,040	1,375	2,413
Class C Shares	210	653	1,122	2,419
Class Y Shares	89	286	500	1,116

Domestic Equity Funds	Prospectus	3

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,151	$1,849
Class B Shares	232	740	1,275	2,413
Class C Shares	210	653	1,122	2,419
Class Y Shares	89	286	500	1,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Accumulative Fund invests primarily in common stocks of companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. Although the Fund generally emphasizes large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size, and of any industry, in seeking to achieve its objective.

The Fund may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies. Value stocks are those that WRIMCO believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO’s opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO’s investment philosophy for the Fund is a blend between bottom-up (researching individual issuers) fundamental stock and sector analysis, coupled with a top-down (assessing the market environment) macroeconomic perspective that WRIMCO uses to guide it in its selection of weightings in industries and sectors.

In selecting securities for the Fund, WRIMCO invests in companies that, in its opinion, have the potential for slightly higher growth rates than other companies, and companies that it believes are able to differentiate themselves with a product or a franchise of products, a brand or a technological advantage that give them an advantage over their competitors. WRIMCO considers many factors, which may include: stability and predictability of earnings growth; acceleration of earnings and/or revenue; improvement in profitability and market share; margin structure and direction; dividend yield; and sustainable generation of cashflows from operations.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may utilize derivative instruments, primarily options, both written and purchased, on individual equity securities and domestic equity indexes, to generate additional income from written option premiums, to seek to exploit opportunities as a result of ongoing uncertainties in the economy, or in an attempt to hedge market risk on equity securities. The Fund also may utilize futures contracts to gain exposure to, or hedge against, changes in interest rates or changes in the value of equity securities.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include: changes in economic or market factors in general or with respect to a particular industry or sector; changes in the market trends or other factors affecting an individual security; and changes in the relative market performance or its belief in the appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market

4	Prospectus	Domestic Equity Funds

price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. When the Fund uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit the Fund’s ability to pursue its investment strategies.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Portfolio Turnover Risk. The risk that frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes.

∎	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Domestic Equity Funds	Prospectus	5

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 16.03% (the second quarter of 2009) and the lowest quarterly return was -24.85% (the fourth quarter of 2008). The Class A return for the year through September 30, 2017 was 9.93%.

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-2.69%	11.34%	5.30%
Return After Taxes on Distributions	-3.79%	9.30%	4.31%
Return After Taxes on Distributions and Sale of Fund Shares	-0.62%	8.74%	4.10%
Class B
Return Before Taxes	-2.08%	11.11%	4.91%
Class C
Return Before Taxes	2.11%	11.56%	4.85%
Class Y
Return Before Taxes	3.41%	12.93%	6.20%

Indexes	1 Year	5 Years	10 Years
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Lipper Multi-Cap Core Funds Universe Average (net of fees and expenses)	10.27%	13.08%	5.94%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Barry M. Ogden, Senior Vice President of WRIMCO, has managed the Fund since April 2004.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

6	Prospectus	Domestic Equity Funds

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	7

Waddell & Reed Advisors New Concepts Fund

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.26%	0.75%	0.50%	0.23%
Total Annual Fund Operating Expenses	1.35%	2.59%	2.34%	1.07%
Fee Waiver and/or Expense Reimbursement[3]	0.02%	0.06%	0.00%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.33%	2.53%	2.34%	1.04%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.33%, Class B shares at 2.53%, Class C shares at 2.34% and Class Y shares at 1.04%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$976	$1,270	$2,104
Class B Shares	656	1,100	1,470	2,617
Class C Shares	237	730	1,250	2,676
Class Y Shares	106	337	587	1,303

8	Prospectus	Domestic Equity Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$976	$1,270	$2,104
Class B Shares	256	800	1,370	2,617
Class C Shares	237	730	1,250	2,676
Class Y Shares	106	337	587	1,303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that WRIMCO believes are high quality and/or offer above-average growth potential. For purposes of this Fund, mid-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of June 30, 2017 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $2.16 billion and $30.62 billion.

In selecting securities for the Fund, WRIMCO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures. WRIMCO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of WRIMCO’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Domestic Equity Funds	Prospectus	9

∎	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 22.24% (the second quarter of 2009) and the lowest quarterly return was -23.02% (the fourth quarter of 2008). The Class A return for the year through September 30, 2017 was 18.51%.

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-0.16%	8.23%	7.47%
Return After Taxes on Distributions	-0.96%	6.16%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	6.41%	5.92%
Class B
Return Before Taxes	0.75%	8.13%	7.15%
Class C
Return Before Taxes	4.99%	8.50%	7.09%
Class Y
Return Before Taxes	6.38%	9.93%	8.54%

Indexes	1 Year	5 Years	10 Years
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	7.33%	13.51%	7.83%
Lipper Mid-Cap Growth Funds Universe Average (net of fees and expenses)	5.90%	11.85%	6.80%

10	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Kimberly A. Scott, Senior Vice President of WRIMCO, has managed the Fund since February 2001, and Nathan A. Brown, Vice President of WRIMCO, has managed the Fund since October 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	11

Waddell & Reed Advisors Small Cap Fund

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.30%	0.77%	0.45%	0.25%
Total Annual Fund Operating Expenses	1.40%	2.62%	2.30%	1.10%
Fee Waiver and/or Expense Reimbursement[3]	0.02%	0.07%	0.02%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	2.55%	2.28%	1.10%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.38%, Class B shares at 2.55% and Class C shares at 2.28%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$991	$1,295	$2,156
Class B Shares	658	1,108	1,484	2,651
Class C Shares	231	716	1,228	2,634
Class Y Shares	112	350	606	1,340

12	Prospectus	Domestic Equity Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$991	$1,295	$2,156
Class B Shares	258	808	1,384	2,651
Class C Shares	231	716	1,228	2,634
Class Y Shares	112	350	606	1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of June 30, 2017 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $90.89 million and $5.86 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where WRIMCO believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

In selecting securities for the Fund, WRIMCO utilizes a bottom-up (researching individual issuers) stock picking process that focuses on companies it believes have sustainable long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small-capitalization companies. WRIMCO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated; technological or specialized expertise; new or unique products or services; entry into new or emerging industries; growth in earnings/growth in revenue and sales/positive cash flows; ROIC (return on invested capital); market share; barriers to entry; operating margins; rising returns on investment; and security size and liquidity.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. WRIMCO also may sell a security to reduce the Fund’s holding in that security, if it loses confidence in the management of the company, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Initial Public Offering (IPO) Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Fund grows.

∎	Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

Domestic Equity Funds	Prospectus	13

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

∎	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 18.57% (the second quarter of 2009) and the lowest quarterly return was -22.73% (the fourth quarter of 2008). The Class A return for the year through September 30, 2017 was 17.36%.

14	Prospectus	Domestic Equity Funds

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	6.87%	12.03%	8.07%
Return After Taxes on Distributions	5.63%	9.71%	6.55%
Return After Taxes on Distributions and Sale of Fund Shares	4.96%	9.41%	6.44%
Class B
Return Before Taxes	8.16%	11.96%	7.79%
Class C
Return Before Taxes	12.39%	12.42%	7.82%
Class Y
Return Before Taxes	13.80%	13.82%	9.24%

Indexes	1 Year	5 Years	10 Years
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%
Lipper Small-Cap Growth Funds Universe Average (net of fees and expenses)	9.80%	12.10%	6.98%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Timothy J. Miller, Senior Vice President of WRIMCO, has managed the Fund since April 2010, and Kenneth G. McQuade, Senior Vice President of WRIMCO, and Bradley P. Halverson, Vice President of WRIMCO, have managed the Fund since October 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	15

Waddell & Reed Advisors Vanguard Fund

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.20%	0.67%	0.45%	0.22%
Total Annual Fund Operating Expenses	1.13%	2.35%	2.13%	0.90%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.04%	0.01%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	2.31%	2.12%	0.87%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.31%, Class C shares at 2.12% and Class Y shares at 0.87%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$913	$1,161	$1,871
Class B Shares	634	1,030	1,352	2,378
Class C Shares	215	666	1,143	2,461
Class Y Shares	89	284	496	1,105

16	Prospectus	Domestic Equity Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$913	$1,161	$1,871
Class B Shares	234	730	1,252	2,378
Class C Shares	215	666	1,143	2,461
Class Y Shares	89	284	496	1,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by large-capitalization, growth-oriented companies with above-average levels of profitability and that WRIMCO believes have the ability to sustain growth over the long term. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest for the Fund in companies that it believes possess, or have the potential to achieve, dominant market positions and/or structural competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more resilient and sustainable revenue and earnings growth.

WRIMCO begins its investment process by screening large-capitalization companies based on profitability, and then attempts to focus on companies operating in large, growing, addressable markets (generally, the total potential markets for their goods and services) whose competitive market position WRIMCO believes will allow them to grow faster than the general economy. The key factors WRIMCO typically analyzes consist of: a company’s brand equity, proprietary technology, economies of scale, barriers to entry, strength of management, and level of competitive intensity; return of capital in the form of higher dividends or share repurchases; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The Fund typically holds a limited number of stocks (generally 40 to 60).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management and/or poor use of resources. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Holdings Risk. The Fund typically holds a limited number of stocks (generally 40 to 60), and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio managers invested a greater portion of the Fund’s total assets in a larger number of stocks.

Domestic Equity Funds	Prospectus	17

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.72% (the third quarter of 2007) and the lowest quarterly return was -21.64% (the fourth quarter of 2008). The Class A return for the year through September 30, 2017 was 21.71%.

18	Prospectus	Domestic Equity Funds

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-4.77%	11.12%	6.69%
Return After Taxes on Distributions	-6.22%	8.74%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	-1.49%	8.66%	5.28%
Class B
Return Before Taxes	-3.87%	10.95%	6.30%
Class C
Return Before Taxes	0.07%	11.32%	6.21%
Class Y
Return Before Taxes	1.39%	12.78%	7.68%

Indexes	1 Year	5 Years	10 Years
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses)	1.81%	13.04%	7.11%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of WRIMCO, has managed the Fund since July 1997, and Bradley M. Klapmeyer, Vice President of WRIMCO, has managed the Fund since August 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	19

Waddell & Reed Advisors Global Growth Fund

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	1.14%	0.72%	0.25%
Total Annual Fund Operating Expenses	1.42%	2.99%	2.57%	1.10%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.13%	0.00%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	2.86%	2.57%	1.06%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.86%, Class C shares at 2.57% and Class Y shares at 1.06%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	689	1,212	1,661	2,928
Class C Shares	260	799	1,365	2,905
Class Y Shares	108	346	602	1,337

20	Prospectus	Global/International Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$998	$1,307	$2,179
Class B Shares	289	912	1,561	2,928
Class C Shares	260	799	1,365	2,905
Class Y Shares	108	346	602	1,337

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Global Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies (including depositary receipts of foreign issuers) that WRIMCO believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that WRIMCO believes possess attractive growth characteristics. The Fund primarily invests in issuers of developed countries, including the U.S., although the Fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size, in a variety of sectors and industries. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar. The Fund typically holds a limited number of stocks (generally 45 to 70).

WRIMCO utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection, followed by a top-down (assessing the market environment) global economic analysis. WRIMCO seeks strong companies that possess a unique, sustainable competitive advantage that WRIMCO believes will allow them to withstand competitive pressures and grow faster than the general economy. WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business. In its top-down analysis, WRIMCO considers factors such as geopolitical economic and political environment, regulatory policy, geopolitical risk and the currency environment.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened or its margin and/or its valuation appears unsustainable, if it believes there are macro-economic factors that override a company’s fundamentals, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing

Global/International Fund	Prospectus	21

significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Holdings Risk. The Fund typically holds a limited number of stocks (generally 45 to 70). As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of broad-based securities market indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

22	Prospectus	Global/International Fund

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

In November 2014, the Fund increased its emphasis on investments in the stocks of U.S. companies. Effective January 1, 2015, the Fund changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Fund’s former international strategy, and may have differed if the Fund’s current strategy that includes investing globally had been in place.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 21.09% (the second quarter of 2009) and the lowest quarterly return was -19.88% (the third quarter of 2008). The Class A return for the year through September 30, 2017 was 19.09%.

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-8.75%	6.11%	2.85%
Return After Taxes on Distributions	-8.75%	5.56%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	-4.95%	4.79%	2.25%
Class B
Return Before Taxes	-8.49%	5.68%	2.38%
Class C
Return Before Taxes	-4.37%	6.23%	2.38%
Class Y
Return Before Taxes	-2.85%	7.78%	3.89%

Indexes	1 Year	5 Years	10 Years
MSCI World Index (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	3.83%
Lipper Global Large-Cap Growth Funds Universe Average (net of fees and expenses)	1.84%	9.36%	4.13%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Sarah C. Ross, Senior Vice President of WRIMCO, has managed the Fund since August 2014.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the

Global/International Fund	Prospectus	23

Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24	Prospectus	Global/International Fund

Waddell & Reed Advisors Continental Income Fund

Objective

To seek to provide total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.21%	0.68%	0.34%	0.22%
Total Annual Fund Operating Expenses	1.14%	2.36%	2.02%	0.90%
Fee Waiver and/or Expense Reimbursement[3]	0.02%	0.07%	0.01%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	2.29%	2.01%	0.88%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.12%, Class B shares at 2.29%, Class C shares at 2.01% and Class Y shares at 0.88%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$915	$1,165	$1,880
Class B Shares	632	1,030	1,354	2,386
Class C Shares	204	633	1,087	2,347
Class Y Shares	90	285	497	1,106

Specialty Funds	Prospectus	25

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$915	$1,165	$1,880
Class B Shares	232	730	1,254	2,386
Class C Shares	204	633	1,087	2,347
Class Y Shares	90	285	497	1,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions and/or spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Continental Income Fund seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies, most of which pay a regular dividend. The Fund invests at least 25% of its total assets in equity securities. The Fund typically holds a limited number of stocks (generally 45 to 55), with the objective of providing potential capital appreciation and some dividend income.

In addition, the Fund invests at least 25% of its total assets in debt securities with the objective of providing income and relative stability of capital. The Fund may invest in preferred stocks. The majority of the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade debt securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, or on the size of companies in which it may invest.

In evaluating investments for the Fund, WRIMCO considers a company’s potential for growth, as well as opportunities to improve its profitability, which result in growth in earnings and cash flows. In so doing, WRIMCO evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. WRIMCO utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. In addition, WRIMCO’s analysis informs its view of an appropriate valuation for each potential investment. In selecting equity securities for the Fund, WRIMCO focuses on capital appreciation and follows a growth at a reasonable price investing strategy. In selecting debt securities for the Fund, WRIMCO focuses on current income and capital preservation and generally seeks to invest in investment-grade securities.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, WRIMCO uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. WRIMCO also may sell a security if the security ceases to produce income, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Dividend-Paying Stock Risk. Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which

26	Prospectus	Specialty Funds

the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Holdings Risk. The Fund typically holds a limited number of stocks (generally 45 to 55). As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities.

∎	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎	Preferred Stock Risk. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

∎	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Specialty Funds	Prospectus	27

∎	U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

∎	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of broad-based securities market indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 10.75% (the third quarter of 2009) and the lowest quarterly return was -11.39% (the third quarter of 2011). The Class A return for the year through September 30, 2017 was 7.26%.

28	Prospectus	Specialty Funds

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-3.79%	7.21%	5.86%
Return After Taxes on Distributions	-4.64%	5.87%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	-1.57%	5.65%	4.70%
Class B
Return Before Taxes	-2.96%	7.16%	5.60%
Class C
Return Before Taxes	1.29%	7.58%	5.57%
Class Y
Return Before Taxes	2.45%	8.81%	6.82%

Indexes	1 Year	5 Years	10 Years
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.05%	2.29%	4.40%
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	7.02%	8.63%	4.62%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Matthew A. Hekman, Vice President of WRIMCO, has managed the Fund since August 2014, and Eric C. Perry, Senior Vice President of WRIMCO, has managed the Fund since July 2017.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	29

Waddell & Reed Advisors Science and Technology Fund

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.18%	0.60%	0.49%	0.21%
Total Annual Fund Operating Expenses[3]	1.25%	2.42%	2.31%	1.03%
[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class B shares at 2.43% and Class C shares at 2.33%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	645	1,055	1,391	2,466
Class C Shares	234	721	1,235	2,646
Class Y Shares	105	328	569	1,259

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	245	755	1,291	2,466
Class C Shares	234	721	1,235	2,646
Class Y Shares	105	328	569	1,259

30	Prospectus	Specialty Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Science and Technology Fund invests primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of WRIMCO derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Fund may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a largely bottom-up (researching individual issuers) stock selection process by considering a number of factors in selecting securities for the Fund’s portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. The Fund typically holds a limited number of stocks (generally 45 to 65).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Concentration Risk. Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

∎	Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending

Specialty Funds	Prospectus	31

upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎	Holdings Risk. The Fund typically holds a limited number of stocks (generally 45 to 65), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎	Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

∎	Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

32	Prospectus	Specialty Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.09% (the first quarter of 2012) and the lowest quarterly return was -18.20% (the fourth quarter of 2008). The Class A return for the year through September 30, 2017 was 27.49%.

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-5.01%	13.71%	8.99%
Return After Taxes on Distributions	-5.01%	12.31%	7.52%
Return After Taxes on Distributions and Sale of Fund Shares	-2.84%	11.01%	7.13%
Class B
Return Before Taxes	-4.40%	13.64%	8.66%
Class C
Return Before Taxes	-0.21%	13.91%	8.54%
Class Y
Return Before Taxes	1.12%	15.37%	9.99%

Indexes	1 Year	5 Years	10 Years
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	13.55%	17.41%	10.42%
Lipper Science & Technology Funds Universe Average (net of fees and expenses)	10.80%	14.94%	8.49%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Fund since February 2001, and Bradley J. Warden, Vice President of WRIMCO, has managed the Fund since October 2016.

Specialty Funds	Prospectus	33

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

34	Prospectus	Specialty Funds

Waddell & Reed Advisors Wilshire Global Allocation Fund

(formerly, Waddell & Reed Advisors Asset Strategy Fund)

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 97 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.07%	0.07%	0.07%	0.07%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.13%	0.25%	0.15%	0.09%
Acquired Fund Fees and Expenses[3]	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses[4]	1.21%	2.08%	1.98%	0.92%
Fee Waiver and/or Expense Reimbursement[5]	0.07%	0.07%	0.07%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	2.01%	1.91%	0.83%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Fund invests. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the Fund’s most recent fiscal year.

[4]	The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses. Total Annual Fund Operating Expenses have been restated to reflect current fees associated with the Fund’s revised investment strategy and mandate.

[5]	Through October 31, 2018, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, Waddell & Reed, Inc., the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees, shareholder servicing fees and/or acquired fund fees and expenses to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 1.16%; Class B shares at 2.25%; Class C shares at 2.01%; and Class Y shares at 0.83%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees. Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes below its respective expense cap.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$930	$1,195	$1,951
Class B Shares	604	945	1,212	2,182
Class C Shares	194	615	1,061	2,301
Class Y Shares	85	284	500	1,123

Specialty Funds	Prospectus	35

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$930	$1,195	$1,951
Class B Shares	204	645	1,112	2,182
Class C Shares	194	615	1,061	2,301
Class Y Shares	85	284	500	1,123

Portfolio Turnover

The Fund will not incur transaction costs, such as commissions, when it buys and sell shares of Underlying Affiliated Funds (defined below) (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when Fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example and would affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Wilshire Global Allocation Fund is a fund-of-funds that seeks to achieve its objective primarily by allocating its assets among a diverse group of affiliated equity and fixed-income mutual funds.

The Fund invests primarily in mutual funds that are series of either the Waddell & Reed Advisors Funds (Trust) or the Ivy Funds (the Trust and the Ivy Funds, collectively, are referred to herein as the “Fund Complex,” and each such fund is an “Underlying Affiliated Fund”). Each Underlying Affiliated Fund, in turn, invests in a diversified portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high-yield) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of the Trust are managed by WRIMCO and the Underlying Affiliated Funds of Ivy Funds are managed by Ivy Investment Management Company (IICO).

Under normal circumstances, the Fund’s “policy” asset mix is 65% invested in equities and 35% invested in fixed-income. However, at any given time, the Fund’s permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed-income.

Wilshire Associates Incorporated, the Fund’s subadviser (Wilshire), allocates certain of the Fund’s assets among the Underlying Affiliated Funds (the “Multi-Asset Segment”) using a methodology designed to provide exposure to a broad array of asset classes and investment strategies. Within the permissible ranges, Wilshire establishes a “target” allocation for each asset class and dynamically allocates and repositions the amount of the Fund’s assets invested in the Underlying Affiliated Funds over time based upon market and economic conditions. The Wilshire Funds Management business unit of Wilshire is the subadviser to the Fund.

Through its investments in the Underlying Affiliated Funds, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

WRIMCO, the Fund’s investment manager, develops the universe of Underlying Affiliated Funds that Wilshire may consider when making allocation decisions. Wilshire monitors the Fund’s holdings and cash flow and, in general, manages the Fund’s holdings as needed in order to maintain the Fund’s target allocations. Wilshire does not intend to trade actively among the Underlying Affiliated Funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, Wilshire may change target allocations within the permissible ranges at any time. Wilshire may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the Underlying Affiliated Funds selected for the Fund. In addition, from time to time Wilshire or market movements (or a combination of both) may cause the Fund’s investment to temporarily vary from its target percentage. Wilshire will consider rebalancing the Fund’s assets at least quarterly; however, it may rebalance the assets at any time that, in Wilshire’s judgment, a rebalance is necessary, particularly if movements in the market and portfolio activity shift the Fund near the permissible allocation ranges.

Effective May 18, 2017, the Fund began operating as a fund-of-funds. Prior to that date, the Fund invested in, among other investments, private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. Effective with its change to a fund-of-funds, the Fund does not intend to further invest in private placements and restricted securities and will seek to sell its holdings of such securities in accordance with its revised principal investment strategies. However, a portion of the Fund’s assets may remain invested in such securities given their limited market for resale. WRIMCO will continue to manage the Fund’s investments in restricted securities and private placements (the “Private Equity Segment”) during that transition.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the

36	Prospectus	Specialty Funds

Federal Deposit Insurance Corporation or any other government agency. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Emerging Market Risk. A portion of the Fund’s assets may be invested in Underlying Affiliated Funds with significant exposure to foreign securities, including exposure to emerging markets. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎	Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of an Underlying Affiliated Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Foreign Exposure Risk. The securities of many companies held by an Underlying Affiliated Fund may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎	Foreign Securities Risk. A portion of the Fund’s assets may be invested in Underlying Affiliated Funds with significant exposure to foreign securities. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that an Underlying Affiliated Fund holds material positions in such suspended securities, such fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the fund could incur significant losses. Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, an Underlying Affiliated Fund may have limited recourse against the issuing government or agency.

∎	Fund of Funds Risk. The ability of the Fund to meet its investment objective is directly related to its target allocations among the Underlying Affiliated Funds and the ability of those funds to meet their investment objectives. The Fund’s share price will likely change daily based on the performance of the Underlying Affiliated Funds in which it invests. In general, the Fund is subject to the same risks as those of the Underlying Affiliated Funds it holds. WRIMCO has the authority to select and replace Underlying Affiliated Funds. WRIMCO is subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to some of the Underlying Affiliated Funds and the advisory fees paid by some of those funds are higher than fees paid by other Underlying Affiliated Funds. It is important to note, however, that WRIMCO has a fiduciary duty to the Fund and must act in the Fund’s best interests.

∎	Equity Funds Risk. The Fund invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Fund is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small cap companies and foreign companies, may fluctuate more widely than others. The prices of small cap company stocks may be based, in part, on future expectations rather than current achievements.

∎	Bond Funds Risk. A portion of the Fund’s assets may be invested in funds that have exposure to bonds and other fixed-income securities. The principal risks that may be encountered by such investments are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the

Specialty Funds	Prospectus	37

Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

∎	Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken an Underlying Affiliated Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case an Underlying Affiliated Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎	Management Risk. Fund performance is primarily dependent on the skill of Wilshire (and WRIMCO/IICO) in evaluating and managing the Fund’s (and the Underlying Affiliated Fund’s) portfolio. There can be no guarantee that their decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund or an Underlying Affiliated Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Portfolio Turnover Risk. The risk that frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes.

∎	Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent that the Fund finds it difficult to sell these securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares of the Fund. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

Effective May 18, 2017, the name of the Fund changed from Waddell & Reed Advisors Asset Strategy Fund to Waddell & Reed Advisors Wilshire Global Allocation Fund, and the Fund changed its investment strategy to operate as a “fund of funds.” The Fund’s performance prior to that date reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

38	Prospectus	Specialty Funds

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 13.95% (the first quarter of 2012) and the lowest quarterly return was -19.34% (the third quarter of 2011). The Class A return for the year through September 30, 2017 was 12.23%.

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-8.32%	3.49%	4.66%
Return After Taxes on Distributions	-8.32%	2.16%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	-4.71%	2.85%	3.65%
Class B
Return Before Taxes	-7.58%	3.53%	4.51%
Class C
Return Before Taxes	-3.45%	3.88%	4.43%
Class Y
Return Before Taxes	-2.31%	5.05%	5.61%

Indexes	1 Year	5 Years	10 Years
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	7.87%	9.36%	3.56%
Bloomberg Barclays Multiverse Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	4.52%	3.77%	4.51%
Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	6.84%	7.53%	4.24%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index[2] (reflects no deduction for fees, expenses or taxes)	0.26%	0.09%	0.72%
Lipper Alternative Global Macro Funds Universe Average (net of fees and expenses)	4.47%	2.97%	3.04%

[1]	The Blended Benchmark is computed using a combination of 65% MSCI ACWI Index and 35% Bloomberg Barclays Multiverse Index (USD Hedged).

[2]	Prior to May 18, 2017, the Fund compared its performance to these indexes. Effective May 18, 2017, the Fund changed its principal investment strategies to invest in Underlying Affiliated Funds. Going forward, the Fund will show its performance compared to other, more applicable benchmark indices and will no longer compare its performance to these indexes.

Investment Advisers

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO) and sub-advised by Wilshire Associates Incorporated (Wilshire).

Portfolio Managers

F. Chace Brundige, Senior Vice President of WRIMCO, and Cynthia P. Prince-Fox, Senior Vice President of WRIMCO, have managed the Fund since August 2014 and are primarily responsible for the management of the Private Equity Segment and the cash on hand. Nathan Palmer, CFA, Anthony Wicklund, CFA, CAIA, and Elizabeth Yakes, CFA, of Wilshire have managed the Fund since May 2017 and are primarily responsible for the management of the Fund’s investments in the Multi-Asset Segment (comprised of the Underlying Affiliated Funds).

Specialty Funds	Prospectus	39

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40	Prospectus	Specialty Funds

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Accumulative Fund: The Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies, the risks of which are, in WRIMCO’s opinion, consistent with the Fund’s objective. The Fund may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies, which may include companies that are offered in initial public offerings (IPOs). There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO’s investment philosophy for the Fund is a blend between bottom-up (researching individual issuers) fundamental stock and sector analysis, coupled with a top-down (assessing the market environment) macroeconomic perspective that WRIMCO uses to guide it in its selection of weightings in industries and sectors.

In selecting securities for the Fund, WRIMCO invests in companies that, in its opinion, have the potential for slightly higher growth rates than other companies, and companies that it believes are able to differentiate themselves with a product or a franchise of products, a brand or a technological advantage that give them an advantage over their competitors. WRIMCO considers many factors, which may include: stability and predictability of earnings growth; acceleration of earnings and/or revenue; improvement in profitability and market share; margin structure and direction; dividend yield; and sustainable generation of cashflows from operations.

The Fund may invest not more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may utilize derivative instruments, primarily options, both written and purchased, on individual equity securities and domestic equity indexes, to generate additional income from written option premiums, to seek to exploit opportunities as a result of ongoing uncertainties in the economy, or in an attempt to hedge market risk on equity securities. The Fund also may utilize futures contracts to gain exposure to, or hedge against, changes in interest rates or changes in the value of equity securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Accumulative Fund is subject to various risks, including the following:

∎ Company Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Growth Stock Risk ∎ Large Company Risk	∎ Management Risk ∎ Market Risk ∎ Portfolio Turnover Risk ∎ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Accumulative Fund may be subject to other, non-principal risks, including the following:

∎ Foreign Securities Risk ∎ Initial Public Offering Risk ∎ Mid Size Company Risk	∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Waddell & Reed Advisors New Concepts Fund: The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid-capitalization companies that WRIMCO believes are high quality and/or offer above-average growth potential. The Fund primarily focuses on mid-capitalization growth companies that WRIMCO believes have the potential to become large-capitalization companies, which may include companies that are offered in IPOs. For purposes of this Fund, mid-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of June 30, 2017 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $2.16 billion and $30.62 billion. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. There is no guarantee, however, that the Fund will achieve its objective.

Prospectus	41

WRIMCO utilizes a primarily bottom-up (researching individual issuers) approach in its selection of securities for the Fund, and focuses on companies it believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO also may consider a company’s dividend yield. Part of WRIMCO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that WRIMCO believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that WRIMCO believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and unrecognized growth (companies, in WRIMCO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In addition to common stocks, the Fund may invest in preferred stocks. The Fund also may invest in convertible securities and debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The Fund may utilize derivative instruments, including futures on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors or securities, to enhance income, and/or to hedge certain event risks on positions held by the Fund and to hedge market risk on equity securities. In addition, the Fund may use total return swaps in an attempt to increase exposure to various equity sectors and markets or individual or baskets of equity securities. The Fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. Moreover, the Fund may choose to invest in companies whose sales and earnings growth generally are stable through a variety of economic conditions. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

∎ Company Risk ∎ Growth Stock Risk ∎ Management Risk	∎ Market Risk ∎ Mid Size Company Risk ∎ Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors New Concepts Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Initial Public Offering Risk	∎ Investment Company Securities Risk ∎ Large Company Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its objective to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies. The Fund invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of June 30, 2017 (the quarter-end closest to the index’s rebalance), this range of

42	Prospectus

market capitalizations was between approximately $90.89 million and $5.86 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. The Fund’s investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the Fund will achieve its objective.

The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.

WRIMCO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies. WRIMCO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a leader in its industry, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, that is serving a large and/or fast-growing market opportunity, that is increasing market share and/or creating increasing barriers to entry or that emphasizes organic growth. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth.

The Fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that WRIMCO believes continue to possess potential growth prospects).

The focus on holding an investment is intermediate- to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

From time to time, the Fund also may invest a lesser portion of its assets in securities of mid and large-capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Fund may invest in: securities convertible into common stocks; preferred stocks; and debt securities that are mostly of investment grade.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small-capitalization securities. The Fund also may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. The Fund also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

∎ Company Risk ∎ Growth Stock Risk ∎ Initial Public Offering Risk ∎ Liquidity Risk	∎ Management Risk ∎ Market Risk ∎ Sector Risk ∎ Small Company Risk

Prospectus	43

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Small Cap Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Investment Company Securities Risk	∎ Large Company Risk ∎ Mid Size Company Risk ∎ Portfolio Turnover Risk ∎ Preferred Stock Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Vanguard Fund: The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large-capitalization (and, to a lesser extent, mid-capitalization) U.S. (and, to a lesser extent, foreign) companies with above-average levels of profitability and that WRIMCO believes have the ability to sustain growth over the long term. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, WRIMCO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest for the Fund in companies that it believes possess, or have the potential to achieve, dominant market positions and/or structural competitive advantages. WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. WRIMCO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, WRIMCO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 40 to 60).

The Fund invests primarily in common stocks but also may own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. Additionally, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

∎ Company Risk ∎ Foreign Exposure Risk ∎ Growth Stock Risk ∎ Holdings Risk	∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Vanguard Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Securities Risk	∎ Mid Size Company Risk ∎ Preferred Stock Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Global Growth Fund: The Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented U.S. and foreign issuers (including depositary receipts of foreign issuers). Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. A depositary receipt generally is issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. WRIMCO seeks profitable companies with a sustainable competitive advantage in their industry as well as the ability to sustain their growth rates. There is no guarantee, however, that the Fund will achieve its objective.

44	Prospectus

WRIMCO utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection, followed by a top-down (assessing the market environment) global economic analysis. It considers factors such as a company’s intellectual property, brand, scale, distribution, margins and return on capital and seeks to identify and capitalize upon key trends such as high-growth end markets, supply and demand imbalances, new product adoption and industry consolidation. In its top-down analysis, WRIMCO considers factors such as the geopolitical economic and political environment, regulatory policy, geopolitical risk and the currency environment. It also may consider a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of the company’s total addressable market; margin trends; switching costs; control of distribution channels; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business.

The Fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: accelerating growth (companies that WRIMCO believes can accelerate their growth and profitability due to the introduction of a new product or service); controlled growth (companies that WRIMCO believes possess relatively steady growth prospects irrespective of the current economic environment); and cyclical growth (companies that WRIMCO believes possess attractive long-term growth prospects, but whose near-term prospects may be economically sensitive).

Although the Fund primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size and in any geographic area, including the U.S., and within various sectors, which may include companies that are offered in IPOs. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically holds a limited number of stocks (generally 45 to 70).

The Fund may use forward contracts and options contracts to manage its exposure (increase or decrease) to various foreign currencies and also may use a range of derivative instruments in seeking to manage various market risks (such as interest rates, and broad or specific equity or fixed-income market movements). In addition, the Fund also may use other derivative instruments, including, but not limited to, total return swaps, to gain exposure to a particular sector or security. The Fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities. The Fund may invest in private placements and other restricted securities. In addition, the Fund may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible for investment by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. WRIMCO also may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries, including investments in long-term U.S. or foreign government bonds; and it also may invest all of its assets in U.S. securities. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Global Growth Fund is subject to various risks, including the following:

∎ Company Risk ∎ Depositary Receipts Risk ∎ Emerging Market Risk ∎ Foreign Currency Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk	∎ Growth Stock Risk ∎ Holdings Risk ∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Global Growth Fund may be subject to other, non-principal risks, including the following:

∎ China Investment Risk ∎ Commodities Risk ∎ Derivatives Risk ∎ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ∎ Initial Public Offering Risk	∎ Interest Rate Risk ∎ Investment Company Securities Risk ∎ Mid Size Company Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Redemption Risk ∎ Small Company Risk

Prospectus	45

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Continental Income Fund: The Fund seeks to achieve its objective to provide total return through a combination of capital appreciation and current income by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests at least 25% of its total assets in equity securities with the objective of providing potential capital appreciation and some dividend income. The Fund invests at least 25% of its total assets in debt securities, with the objective of providing income and relative stability of capital. The Fund also may invest in convertible securities and preferred stocks.

In its equity investments, the Fund focuses on capital appreciation and follows a growth at a reasonable price investment strategy and invests primarily in medium to large, well-established companies, most of which pay a regular dividend. In evaluating investments for the Fund, WRIMCO considers a company’s potential for growth, as well as opportunities to improve its profitability, which result in growth in earnings and cash flows. In so doing, WRIMCO evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. WRIMCO utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. The Fund typically holds a limited number of stocks (generally 45 to 55), which may include companies that are offered in IPOs.

In its fixed-income investments, WRIMCO focuses on current income and capital preservation. The majority of the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade debt securities, which may include floating rate notes or secured bank loans. The Fund has no limitations on coupon type (i.e., fixed, floating, zero), the range of maturities of the debt securities in which it may invest or on the size of companies in which it may invest.

The Fund may invest up to 25% of its total assets in foreign securities, including equity and fixed-income securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may use a range of derivative instruments, typically options, both written and purchased, on individual equity securities owned by the Fund and on U.S. and/or foreign equity indexes, in seeking to hedge various market risks and/or individual security risk, as well as to enhance return.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Continental Income Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Dividend-Paying Stock Risk ∎ Foreign Exposure Risk ∎ Growth Stock Risk ∎ Holdings Risk ∎ Interest Rate Risk ∎ Large Company Risk	∎ Low-Rated Securities Risk ∎ Management Risk ∎ Market Risk ∎ Mid Size Company Risk ∎ Preferred Stock Risk ∎ Reinvestment Risk ∎ U.S. Government Securities Risk ∎ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Continental Income Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Securities Risk ∎ Initial Public Offering Risk ∎ Liquidity Risk	∎ Loan Risk ∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

46	Prospectus

Waddell & Reed Advisors Science and Technology Fund: The Fund seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of science or technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. Additionally, the Fund may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

The Fund may invest in securities issued by companies of any size, which may include companies that are offered in IPOs, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest in any geographic area. The Fund typically holds a limited number of stocks (generally 45 to 65). Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, WRIMCO aims to identify companies that it believes are benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up (researching individual issuers) research to identify what it believes are the best holdings for the Fund. WRIMCO considers, among other factors, a company’s growth potential, earnings potential, quality of management, valuation, financial statements, industry position/market size potential and applicable economic and market conditions, as well as whether a company’s products and services have high barriers to entry. WRIMCO carefully monitors the macroeconomic environment, but its focus remains primarily on security-specific fundamental research.

The Fund may invest in, but is not limited to, areas such as:

Science:

∎ pharmaceuticals ∎ medical technology equipment ∎ biotechnology	∎ genomics ∎ proteomics ∎ healthcare services

Technology:

∎ semiconductors ∎ computer hardware ∎ computer services ∎ software ∎ networking ∎ telecommunication services ∎ defense electronics	∎ entertainment ∎ content media ∎ data processing ∎ internet ∎ energy efficiency ∎ alternative energy

Applied Science and Technology:

∎ agriculture ∎ financial services ∎ consumer discretionary ∎ industrials	∎ energy ∎ transportation ∎ retail

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may invest up to 20% of its total assets in non-investment grade fixed-income securities, which are securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest in private placements and other restricted securities.

The Fund may use a range of derivative instruments, typically options, both written and purchased, on individual equity securities owned by the Fund and on U.S. and/or foreign equity indexes, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Fund also may use derivative instruments, including futures contracts, in seeking to manage exposure to a particular security. In an effort to manage foreign currency exposure, the Fund may use forward contracts to either increase or decrease exposure to a given currency. The Fund also may use derivative instruments to gain exposure to securities, sectors, markets or geographical areas, or when seeking to gain exposure more efficiently than through a direct purchase of the underlying security. The Fund may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

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Principal Risks. An investment in Waddell & Reed Advisors Science and Technology Fund is subject to various risks, including the following:

∎ Company Risk ∎ Concentration Risk ∎ Emerging Market Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Growth Stock Risk ∎ Holdings Risk	∎ Large Company Risk ∎ Liquidity Risk ∎ Management Risk ∎ Market Risk ∎ Mid Size Company Risk ∎ Science and Technology Industry Risk ∎ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Science and Technology Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ∎ Foreign Currency Risk ∎ Initial Public Offering Risk	∎ Investment Company Securities Risk ∎ Low-Rated Securities Risk ∎ Preferred Stock Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Wilshire Global Allocation Fund: The Fund is a “fund-of-funds” that seeks to achieve its objective primarily by allocating its assets among a diverse group of affiliated equity and fixed-income mutual funds.

The Fund invests primarily in mutual funds that are series of either the Trust or the Ivy Funds. Each Underlying Affiliated Fund, in turn, invests in a diversified portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high-yield) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of the Trust are managed by WRIMCO, and the Underlying Affiliated Funds of Ivy Funds are managed by IICO.

At times, the Fund also may purchase shares of funds that are not affiliated with the Trust or Ivy Funds, including shares of exchange-traded funds (ETFs); however, the Fund anticipates that investments in such unaffiliated funds will be minimal.

Under normal circumstances, the Fund’s “policy” asset mix is 65% invested in equities and 35% invested in fixed-income. However, at any given time, the Fund’s permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed-income.

Wilshire allocates certain of the Fund’s assets among the Underlying Affiliated Funds using a methodology designed to provide exposure to a broad array of asset classes and investment strategies. Within the permissible ranges, Wilshire establishes a “target” allocation for each asset class and dynamically allocates and repositions the amount of the Fund’s assets invested in the Underlying Affiliated Funds over time based upon market and economic conditions.

Through its investments in the Underlying Affiliated Funds, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

WRIMCO, the Fund’s investment manager, develops the universe of Underlying Affiliated Funds that Wilshire may consider when making allocation decisions. Wilshire monitors the Fund’s holdings and cash flow and, in general, manages the Fund’s holdings as needed in order to maintain the Fund’s target allocations. Wilshire does not intend to trade actively among the Underlying Affiliated Funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, Wilshire may change target allocations within the permissible ranges at any time. Wilshire may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the Underlying Affiliated Funds selected for the Fund. In addition, from time to time Wilshire or market movements (or a combination of both) may cause the Fund’s investment to temporarily vary from its target percentage. Wilshire will consider rebalancing the Fund’s assets at least quarterly; however, it may rebalance the assets at any time that, in Wilshire’s judgment, a rebalance is necessary, particularly if movements in the market and portfolio activity shift the Fund near the permissible allocation ranges.

When Wilshire believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Wilshire believes are of comparable high quality. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Effective May 18, 2017, the Fund changed its principal investment strategies to operate as a fund-of-funds. Prior to that date, the Fund invested in, among other investments, private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Restricted securities, including private placements, are securities that are subject to legal or contractual restrictions on resale.

48	Prospectus

Restricted securities generally are less liquid than securities that are not subject to such restrictions, and such securities may be difficult to resell because there can be no assurance that a ready market for resale exists at any given time. Effective with its change to a fund-of-funds, the Fund currently has no further intention to purchase additional restricted securities and private placements and will seek to sell its holdings of such securities in accordance with its principal investment strategies. However, the Fund nevertheless will continue to hold significant amounts of such securities in its portfolio until such time as they can be disposed under terms that are considered in the best interest of shareholders given their limited market for resale. WRIMCO will continue to manage the Fund’s investments in restricted securities and private placements during that transition, even as Wilshire manages the Fund’s investments in Underlying Affiliated Funds.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

∎ Company Risk ∎ Emerging Market Risk ∎ Foreign Currency Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Fund of Funds Risk ∎ Investment Company Securities Risk	∎ Large Company Risk ∎ Low-Rated Securities Risk ∎ Management Risk ∎ Market Risk ∎ Portfolio Turnover Risk ∎ Private Placements and Other Restricted Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

∎ Mid Size Company Risk ∎ Redemption Risk ∎ Reinvestment Risk	∎ Sector Risk ∎ Small Company Risk ∎ U.S. Government Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

The objective and investment policies of each Fund may be changed by the Board of Trustees (Board) without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent a Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance of a Fund also will depend on the skill of WRIMCO or a Fund’s investment subadviser, as applicable (hereinafter referred to collectively as the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Fund may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target of the securities in such Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute for Federal tax purposes.

Each Fund generally seeks to be fully invested, except to the extent that a Fund takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of a Fund’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund’s investment objective(s), strategies and policies, or for other reasons.

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The Funds and their service providers, may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds, WRIMCO, a Fund’s subadviser, or a Fund’s custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of the Funds to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

You will find more information in the SAI about the Funds’ permitted investments, policies and strategies, as well as the restrictions that apply to them.

A description of the Funds’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings of the Funds can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings for the Funds for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

∎	On the SEC’s website at http://www.sec.gov.

∎	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Exclusion of WRIMCO from Commodity Pool Operator Definition

With respect to the Funds, WRIMCO has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, WRIMCO is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps. See Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Derivatives Risk for more information on those limits. Because WRIMCO intends to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Trust’s reliance on these exclusions, or the Funds, the Funds’ investment strategies or this prospectus.

Fund of Funds Risks

Waddell & Reed Advisors Wilshire Global Allocation Fund is a “fund of funds,” which means that it invests substantially all of its assets in a number of Underlying Affiliated Funds within the Ivy Funds or the Waddell & Reed Advisors Funds rather than investing directly in stocks, bonds and other instruments. As a fund of funds, Waddell & Reed Advisors Wilshire Global Allocation Fund is subject to the following risks.

∎	An investment in the Fund is subject to all the risks of an investment directly in the Underlying Affiliated Funds that it holds.

∎	The Fund’s performance reflects the investment performance of the Underlying Affiliated Funds it holds. The Fund’s performance thus depends both on the allocation of its assets among the various Underlying Affiliated Funds and the ability of those funds to meet their respective investment objective(s). The Investment Manager may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes, or investment styles.

∎	The Fund invests in a limited number of Underlying Affiliated Funds and may invest a significant portion of its assets in a single Underlying Affiliated Fund. Therefore, the performance of a single Underlying Affiliated Fund can have a significant effect on the performance of the Fund and the price of its shares. As with any mutual fund, there is no assurance that any Underlying Affiliated Fund will achieve its investment objective(s).

∎	Each Underlying Affiliated Fund pays its own management fees and also pays other operating expenses. An investor in the Fund will bear both the Fund’s expenses and, indirectly, the management fees and other expenses of the Underlying Affiliated Funds.

∎	One Underlying Affiliated Fund may purchase the same securities that another sells. The Fund would indirectly bear the costs of these trades.

50	Prospectus

Certain of the funds within the Trust or Ivy Funds are selected for the Fund to establish a diversified range of investments to assist the Fund in achieving its investment objective.

You will find more information about the Underlying Affiliated Funds’ permitted investments, policies and strategies, as well as the restrictions and investment risks that apply to them, in each such fund’s prospectus and SAI. The portfolio holdings of the Underlying Affiliated Funds may be found at either www.waddell.com or www.ivyinvestments.com, as applicable.

Defining Risks

China Investment Risk — Certain Funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Exchange Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in U.S. dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Commodities Risk — Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund’s holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund’s investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

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Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Concentration Risk — If a Fund invests more than 25% of its total assets in a particular industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Credit Risk — An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (negotiated between two parties). Futures contracts, options and swaps are common types of derivatives that a Fund occasionally may use. A futures contract is an agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. A statutory definition of the term “swaps” includes options on commodities, caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps are, and more in the future will be, subject to mandatory central clearing and exchange-trading.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that a Fund may

52	Prospectus

sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund also may remain obligated to meet margin requirements until a derivatives position is closed.

When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately will require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects,

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increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Investment Manager has registered as a commodity pool operator. The Investment Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, WRIMCO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

Complying with those de minimis trading limitations may restrict an Investment Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Investment Manager believes that it will be able to execute a Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, a Fund’s ability to use certain derivative instruments may be limited by tax considerations.

Dividend-Paying Stock Risk — Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that

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essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographic region. To the extent a Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

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European Investments — The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the United Kingdom’s vote in June 2016 to exit the EU and the United Kingdom’s subsequent notification in March 2017 to the European Council that it intends to withdraw from the EU within the next two years.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. Political movements, as well as policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund investing in this region. The possibility of the renegotiation of NAFTA among those countries, as well as the potential for imposition of tariffs (such as the U.S. tariff imposed on imports of Canadian lumber in April 2017), may result in additional volatility in the region.

Fund of Funds Risk — Waddell & Reed Advisors Wilshire Global Allocation Fund is a “fund of funds,” which means that it invests substantially all of its assets in a number of other mutual funds within the Trust or Ivy Funds, rather than investing directly in stocks, bonds and other instruments. The ability of Waddell & Reed Advisors Wilshire Global Allocation Fund to meet its investment objective is directly related to its target allocations among the Underlying Affiliated Funds and the ability of those funds to meet their investment objective(s). Waddell & Reed Advisors Wilshire Global Allocation Fund’s share price likely will change daily based on the performance of the Underlying Affiliated Funds.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Fund typically holds a small number of stocks, or if a Fund’s portfolio manager(s) tend to invest a significant portion of a Fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager(s) invested a greater portion of the Fund’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase a Fund’s exposure to risks associated with rising rates. A Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the Federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range again in December 2016, March 2017 and June 2017. Because there is little precedent for this situation, it is difficult to predict the impact of these rate increases and any future rate increases on various markets. Given this reduction in market support and the Federal Reserve’s recent actions, interest rates may rise significantly or rapidly, potentially resulting in losses to a Fund. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own

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round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund’s NAV to fluctuate more and adversely affect that Fund’s return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund’s purchases of shares of such ETFs are subject to the Fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to

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increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Fund if it invests in such securities.

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Management Risk —The Investment Manager applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective. There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Fund. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Market Risk — Markets can be volatile, and a Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different

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sectors and different types of securities, can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Since the financial crisis that started in 2008, the U.S. and many global economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Liquidity in some markets has decreased. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. This debt crisis and the ongoing efforts of governments around the world to address it have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Funds.

The amount of fixed-income securities held across all mutual funds was recently at very high levels, while the ability or willingness of broker-dealer firms and other institutional investors to absorb all of the fixed-income securities held by funds remains unclear. If investors move out of fixed-income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Mid Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

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Portfolio Turnover Risk — Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of a Fund.

Redemption Risk — A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Reinvestment Risk — Income from a Fund’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile, and may increase the volatility of these securities.

Sector Risk — At times, certain Funds may have a significant portion of their assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

U.S. Government Securities Risk — Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

Certain Funds may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the

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U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of U.S. Treasury bills with comparable maturities.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

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The Management of the Funds

INVESTMENT ADVISER

The Funds are managed by WRIMCO, subject to the authority of the Board of the Trust. WRIMCO provides investment advice to the Funds and supervises each Fund’s investments. WRIMCO and/or its predecessor have served as investment manager to the Funds since the inception of each Fund. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and the Trust have received “manager of managers” exemptive relief from the SEC (the Order) that permits WRIMCO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, WRIMCO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Funds without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, WRIMCO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and WRIMCO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

Shareholders of each Fund have approved the use of the Order. Accordingly, each Fund may rely on the Order.

INVESTMENT SUBADVISER

Wilshire Associates Incorporated (Wilshire), a registered investment adviser located at 1299 Ocean Avenue, Santa Monica, California, 90401, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, the Waddell & Reed Advisors Wilshire Global Allocation Fund pursuant to an agreement with WRIMCO. Wilshire provides the aforementioned services only with respect to the Multi-Asset Segment (and not for, without limitation, the Private Equity Segment or Waddell & Reed Advisors Wilshire Global Allocation Fund’s cash on hand). Wilshire is comprised of four business units: Wilshire Analytics, Wilshire Consulting, Wilshire Funds Management and Wilshire Private Markets. As of June 30, 2017, the Wilshire Funds Management business unit advises on more than $188  billion in assets.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. WRIMCO uses a portion of the applicable fee to pay a Fund’s subadviser, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee, accrued daily, is payable by a Fund at the annual rates of:

∎	Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Vanguard Fund and, prior to May 18, 2017, Waddell & Reed Advisors Wilshire Global Allocation Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

∎	Waddell & Reed Advisors Global Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

∎	Waddell & Reed Advisors Wilshire Global Allocation Fund (effective May 18, 2017): For the Private Equity Segment: 0.70% of net assets of this segment up to $1 billion; 0.65% of net assets of this segment over $1 billion and up to $2 billion; 0.60% of net assets of this segment over $2 billion and up to $3 billion; and 0.55% of net assets of this segment over $3 billion. For the Multi-Asset Segment, the Fund’s cash on hand and all other Fund assets other than the Private Equity Segment: 0.06% of net assets of this segment up to $500 million; 0.05% of net assets of this segment over $500 million and up to $1 billion; 0.04% of net assets of this segment over $1 billion and up to $2 billion; and 0.03% of net assets of this segment over $2 billion.

Net management fees (including any waivers) for the following Funds as a percent of the Fund’s average net assets for the fiscal year ended June 30, 2017, were:

Fund	Net Management Fees Paid
Waddell & Reed Advisors Accumulative Fund	0.68%
Waddell & Reed Advisors Continental Income Fund	0.68%
Waddell & Reed Advisors Global Growth Fund	0.84%
Waddell & Reed Advisors New Concepts Fund	0.84%
Waddell & Reed Advisors Science and Technology Fund	0.82%
Waddell & Reed Advisors Small Cap Fund	0.84%
Waddell & Reed Advisors Vanguard Fund	0.68%
Waddell & Reed Advisors Wilshire Global Allocation Fund	0.59%

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A discussion regarding the basis of approval by the Board of each Fund’s Investment Management Agreement with WRIMCO for the period October 1, 2016, through September 30, 2017, is available in the Fund’s Semiannual Report to Shareholders dated December 31, 2016. A discussion regarding the basis of approval by the Board of each Fund’s Investment Management Agreement with WRIMCO for the period beginning October 1, 2017 will be available in the Fund’s Semiannual Report to Shareholders dated December 31, 2017. A discussion regarding the basis of the approval of the Subadvisory Agreement with Wilshire on behalf of the Waddell & Reed Advisors Wilshire Global Allocation Fund is available in the Fund’s Annual Report to Shareholders dated June 30, 2017.

PORTFOLIO MANAGEMENT

Waddell & Reed Advisors Accumulative Fund: Barry M. Ogden is primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Accumulative Fund. From February 2001 through March 2004, Mr. Ogden served as Assistant Portfolio Manager for the Fund. On April 1, 2004, he became co-manager of the Fund, and on June 30, 2004, Mr. Ogden assumed sole responsibility for the management of Waddell & Reed Advisors Accumulative Fund upon the retirement of the other co-portfolio manager. He is Senior Vice President of WRIMCO and IICO, and Vice President of the Trust. Mr. Ogden had served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Waddell & Reed Advisors Continental Income Fund: Matthew A. Hekman and Eric C. Perry are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Continental Income Fund. Mr. Hekman has held his Fund responsibilities since August 2014. Mr. Hekman is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined Waddell & Reed in June 2003 as a performance analyst, and joined the large cap growth team in 2009, serving as an assistant portfolio manager beginning in 2010, and then joined the large cap value team as assistant portfolio manager in September 2011. Mr. Hekman graduated from Dordt College in 1998 with a BA in Business Administration and earned an MBA with an emphasis in Finance from the University of Kansas in 2003. He is a member of the CFA Institute.

Mr. Perry has held his responsibilities for Waddell & Reed Advisors Continental Income Fund since July 2017. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serve as investment manager. Mr. Perry joined WRIMCO in October 2015 as a portfolio manager. Prior to joining WRIMCO, he had served as head of investment grade credit for Aegon USA Investment Management since 2006 and had previously served as a portfolio manager with Aegon since 2001. Mr. Perry graduated from Central College in 1989 with a BA in Accounting and in Business Management and earned an MBA with a concentration in Investments from the University of Iowa in 1992. Mr. Perry is a Chartered Financial Analyst and a Certified Public Accountant.

Waddell & Reed Advisors Global Growth Fund: Sarah C. Ross is primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Global Growth Fund. Ms. Ross has held her Fund responsibilities since August 2014. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006 and has served as portfolio manager for investment companies managed by WRIMCO and IICO since January 2009. She holds a BS degree in Business Administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied Global Finance, French Society, International Marketing and Corporate Law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.

Waddell & Reed Advisors New Concepts Fund: Kimberly A. Scott and Nathan A. Brown are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors New Concepts Fund. Ms. Scott has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. She served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott joined WRIMCO in April 1999. She earned a BS degree in Microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Mr. Brown has held his responsibilities for Waddell & Reed Advisors New Concepts Fund since October 2016. He is Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined WRIMCO in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010, and has served as an assistant portfolio manager of investment companies managed by WRIMCO and IICO since February 2011 and has served as a portfolio manager on another fund managed by IICO since October 2014. Mr. Brown earned a BBA in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.

Waddell & Reed Advisors Science and Technology Fund: Zachary H. Shafran and Bradley J. Warden are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Science and Technology Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. From April 2010 through October 2016, Mr. Shafran served as the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

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Mr. Warden has held his Fund responsibilities since October 2016. He is Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Mr. Warden joined Waddell & Reed in 2003 as an investment analyst and became an assistant portfolio manager in 2014. He earned a BS degree in Business Administration from Trinity University and an MBA in Finance from the University of Texas — Austin.

Waddell & Reed Advisors Small Cap Fund: Timothy J. Miller, Kenneth G. McQuade and Bradley P. Halverson are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Small Cap Fund. Mr. Miller has held his Fund responsibilities since April 2010. Mr. Miller joined WRIMCO and IICO in February 2008 and has served as the portfolio manager for investment companies managed by WRIMCO or IICO since March 2008. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Mr. Miller holds a BS degree in Business Administration from St. Louis University and an MBA from the University of Missouri-St. Louis. He is a CFA Charter holder.

Mr. McQuade has held his responsibilities for Waddell & Reed Advisors Small Cap Fund since October 2016. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small cap accounts from August 2003 until March 2010 and has served as a portfolio manager on another fund managed by WRIMCO since 2006. Mr. McQuade is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He earned a BS degree in finance from Bradley University.

Mr. Halverson has held his responsibilities for Waddell & Reed Advisors Small Cap Fund since October 2016. He is Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Mr. Halverson joined Waddell & Reed in 2008 as an investment analyst on the small cap growth team. He earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

Waddell & Reed Advisors Vanguard Fund: Daniel P. Becker and Bradley M. Klapmeyer are primarily responsible for the day-to-day portfolio management of Waddell & Reed Advisors Vanguard Fund. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Klapmeyer has held his Fund responsibilities for Waddell & Reed Advisors Vanguard Fund since August 2016. He is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined Waddell & Reed in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-cap growth team in September 2011. Mr. Klapmeyer graduated from Truman State University in 1999 with a BS in Finance and a minor in Economics and is a CFA charterholder.

Waddell & Reed Advisors Wilshire Global Allocation Fund: F. Chace Brundige and Cynthia P. Prince-Fox of WRIMCO are primarily responsible for the day-to-day portfolio management of the Fund’s holdings of the Private Equity Segment and the Fund’s cash on hand. Nathan Palmer, Anthony Wicklund and Elizabeth Yakes of Wilshire are primarily responsible for the day-to-day portfolio management of the Fund’s investments in the Multi-Asset Segment (comprised of the Underlying Affiliated Funds).

Mr. Brundige has held his Fund responsibilities for Waddell & Reed Advisors Wilshire Global Allocation Fund since August 2014. In 2003, he joined WRIMCO as an assistant portfolio manager for the Large Cap Growth equity team, and became a portfolio manager in February 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Mr. Brundige holds a BS degree in Finance from Kansas State University, and has earned an MBA with an emphasis in Finance and Accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Ms. Prince-Fox has held her Fund responsibilities for Waddell & Reed Advisors Wilshire Global Allocation Fund since August 2014. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. In addition, Ms. Prince-Fox served as CIO of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-CIO for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. She has also served as a portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Mr. Palmer, CFA, has held his Fund responsibilities for Waddell & Reed Advisors Wilshire Global Allocation Fund since May 2017. He is a Managing Director of Wilshire and currently serves as a portfolio manager for Wilshire Funds Management. Mr. Palmer holds a BA in business administration from the University of Washington and an MBA from the Stern School of Business at New York University. Mr. Palmer has over 20 years of investment experience.

Mr. Wicklund, CFA, CAIA, has held his Fund responsibilities for Waddell & Reed Advisors Wilshire Global Allocation Fund since May 2017. He is a Vice President of Wilshire and currently serves as a portfolio manager with Wilshire Funds Management. Mr. Wicklund

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earned his BS in business administration, with a concentration in finance, from the University of Oregon. He also holds an MBA from the Marshall School of Business at the University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund has over 16 years of investment experience.

Ms. Yakes, CFA, has held her Fund responsibilities for Waddell & Reed Advisors Wilshire Global Allocation Fund since May 2017. She is a Vice President of Wilshire and currently serves as a portfolio manager with Wilshire Funds Management. Ms. Yakes earned a BS in Industrial Engineering and a BS in Integrated Business and Engineering from Lehigh University. She also holds an MBA from the Marshall School of Business at the University of Southern California. Ms. Yakes has over 9 years of investment experience.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund’s investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC Order, the $50 million in disgorgement and civil penalties, plus accrued interest, (Fair Fund) must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at http://www.sec.gov.

Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for fewer than five years). Class C shares are not available for investments of $1 million or more. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. Class Y shares are described below. Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C
Initial sales charge	N/A	No initial sales charge
1.00% deferred sales charge[2]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Effective January 1, 2018, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	N/A	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

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[1]	The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

[2]	A 1% CDSC is only imposed on Class A shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, entitled Intermediary Sales Charge Discounts and Waivers. Appendix B is incorporated herein by reference (is legally a part of this prospectus).

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of that Fund’s Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. For Waddell & Reed Advisors Accumulative Fund, the Board has limited payments under the Fund’s Plan to 0.234% of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under the Waddell & Reed Advisors Accumulative Fund’s Plan up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so. Under the Class B Plan and the Class C Plan, a Fund may pay Waddell & Reed, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA), as then in effect.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. The shares’ offering price includes this initial sales charge. As noted, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Calculation of Sales Charges on Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

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Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

∎	Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with Waddell & Reed Advisors Funds, you must inform Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Funds’ transfer agent, that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

∎	Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

∎	Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or, for Ivy Funds, Class E shares in any other account that you may own, with your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner, however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

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With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

∎	Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed

∎	Retirement plan accounts held in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Resource Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (Nationwide Retirement Plans), or in and from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (Securian Retirement Plans), provided that, for shareholders investing through direct transfers from a Nationwide Retirement Plan or Securian Retirement Plan, such retirement plan was assigned to Waddell & Reed as the broker-dealer of record for such retirement plan at the time of transfer.

∎	Shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1⁄2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRAs under Section 408 of the Code, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution

∎	Participants in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records

∎	Purchases by participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless Waddell & Reed has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver

∎	Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers

∎	Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date

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∎	Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements

∎	Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with Legend Group Holdings LLC and its subsidiaries

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

∎	Exchange of Class A shares of any fund within the Waddell & Reed Advisors Funds or shares of any fund within the InvestEd Portfolios and, for clients of Waddell & Reed, Legend Equities Corporation (Legend) and other non-affiliated third parties that have entered into selling agreements with Ivy Distributors, Inc. (IDI), the distributor of the Ivy Funds, Class A shares of any fund within the Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

∎	Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

∎	Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A shares. Waddell & Reed paid 4.00% of the amount invested to third-party broker-dealers who sold Class B shares and pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of certain funds at the time of sale.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B Shares

The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another fund within the Waddell & Reed Advisors Funds.

Class B shares were not subject to an initial sales charge when you bought them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested

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dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opened an account on November 14, 2013, then redeems all Class B shares on November 12, 2017, the shareholder will pay a CDSC of 2.00%, the rate applicable to redemptions made within the fifth year of purchase.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. The initial Class C conversion will occur on or around January 12, 2018, when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records and it will be the broker-dealer’s responsibility to apply the limitation for such purchases.

The Funds reserve the right to modify or waive the above policies at any time.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

∎	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with Waddell & Reed

∎	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with Waddell & Reed

∎	redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

∎	redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎	redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

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∎	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

∎	for clients of non-affiliated third-party broker-dealers, redemptions of Class C shares for which the broker-dealer was not paid an up-front commission by Waddell & Reed

∎	redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in Nationwide Retirement Plans or in Securian Retirement Plans

∎	the exercise of certain exchange privileges as described herein

∎	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

∎	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class Y Shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

∎	InvestEd Portfolios

∎	participants of employee benefit plans established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services

∎	participants of the Waddell & Reed Financial, Inc. Retirement Plans

∎	clients investing via any MAP or SPA program available through Waddell & Reed

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and Waddell & Reed (and/or its affiliates) are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. Additionally, Waddell & Reed has agreements with certain financial intermediaries which provide for one or more of the following: fees paid by Waddell & Reed and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and also may be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for funds within Waddell & Reed Advisors Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates, or the Funds, for providing related recordkeeping and other services.

Waddell & Reed also may compensate an intermediary and/or financial advisor for Waddell & Reed’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

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Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the funds within Waddell & Reed Advisors Funds and certain other mutual funds. Waddell & Reed financial advisors sell shares of the funds within Waddell & Reed Advisors Funds and Ivy Funds (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. Waddell & Reed and its affiliated companies, however, receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). IDI and Waddell & Reed receive underwriter compensation in connection with sales of Class A and Class E shares of the Fund Families in an amount equal to the difference between the sales charge collected and the dealer reallowance. In addition, the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families.

These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families.

Furthermore, increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this typically will influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed and may purchase shares of Externally Managed Funds. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

Waddell & Reed is a broker-dealer and also is the principal underwriter and retail distributor of the Funds. The Funds generally are available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the Funds. For more information about conflicts of interest, please see Potential Conflicts of Interest. Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds’ records in an omnibus account for a broker-dealer or other financial intermediary (Financial Intermediary) or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the Funds’ distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary’s selling agreement, which may be terminated without notice to you.

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WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of Waddell & Reed), subject to certain waivers. Please contact your tax advisor for further information.

∎	Individual Retirement Accounts (IRAs) allow eligible individuals before the year they turn age 70 1⁄2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2017, the Annual Dollar Limit is $5,500, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

∎	IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.

∎	Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

∎	Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

∎	Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

∎	Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $54,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2017. This plan-type does not include 401(k) or Roth 401(k) options.

∎	Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $54,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2017. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,000 for 2017.

∎	Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

∎	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

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∎	403(b)(7) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

∎	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

∎	Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $14,000 in 2017 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund’s NAV:

∎	Securities traded on an exchange held by the Fund ordinarily are valued by an independent pricing service at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices. If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service.

∎	In the event a price is not available from an independent pricing service, a price will be sought from an exchange.

∎	Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.

∎	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

∎	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

In the calculation of the NAV of Waddell & Reed Advisors Wilshire Global Allocation Fund, the shares of the Underlying Affiliated Funds held by the Fund are valued at their respective NAVs per share.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, which may invest a significant portion of their assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

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The Funds have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Funds. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

BUYING SHARES

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of certain Funds also may be purchased through other non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through other non-affiliated third parties that have entered into selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. You may purchase Class Y shares by calling 800.532.2783. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to Waddell & Reed at the above address.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

Purchases into your Pershing, LLC brokerage account: If you are a client of Waddell & Reed and maintain a brokerage account through Pershing, LLC, you may purchase shares of a Fund by contacting your Waddell & Reed financial advisor.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

∎	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

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∎	If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

∎	You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC), the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

∎	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See Your Account — Distributions and Taxes — Taxes.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases.

For Class A and Class C:
To Open an Account	$750 (per Fund)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount
For Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]	Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another fund within the Waddell & Reed Advisors Funds.

Low Balance Fee

For Class A and Class C shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k),

76	Prospectus

403(b) or 457 plan) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to sell shares of the Funds.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

∎	the name on the account registration

∎	the Fund’s name

∎	the account number

∎	the dollar amount or number, and the class, of shares to be redeemed

∎	any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class Y shares, submit a written request at the above address (or call 800.532.2783 to obtain a fax number), and give your instructions to redeem your shares via ACH or via wire, as applicable. You also may request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

To sell shares in your Pershing, LLC brokerage account: If you are a client of Waddell & Reed and own Fund shares in your brokerage account through Pershing, LLC, you may sell shares of a Fund by contacting your Waddell & Reed financial advisor.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

∎	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

∎	If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

∎	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

∎	Under normal circumstances, the Funds anticipate that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, under stressed market conditions, each Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.

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∎	Under normal circumstances, payment of redemption proceeds is normally made in cash, although under extraordinary circumstances (i.e., stressed market conditions), redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from a Fund’s existing holdings of cash or cash equivalents.

∎	The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

∎	If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

∎	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

∎	a redemption request made by a corporation, partnership or fiduciary

∎	a redemption request made by someone other than the owner of record

∎	the check is made payable to someone other than the owner of record

∎	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

You may reinvest, without a sales charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed (minimum investment amounts will apply). You may do this only once each calendar year with Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

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The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. Waddell & Reed will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. Subject to the following paragraph, the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found above in Your Account — Choosing a Share Class — Class B Shares.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Funds’ shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.

If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or Waddell & Reed’s automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

∎	obtain information about your accounts

∎	obtain price information about other funds within Waddell & Reed Advisors Funds

∎	obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any Fund

∎	request duplicate statements

∎	transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through Waddell & Reed’s automated customer telephone service, provided your account is maintained on the Funds’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Waddell & Reed web site, www.waddell.com, also is available. If you do not currently have an account established that is maintained on the Funds’ shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Funds’ shareholder servicing system, you also may use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

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Reports

Statements and reports sent to you include the following:

∎	confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

∎	quarter-to-date statements (quarterly)

∎	year-to-date statements (after the end of the fourth calendar quarter)

∎	Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Log into your account feature available via www.waddell.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management shares were previously acquired by an exchange from Class A shares of another Fund within the Waddell & Reed Advisors Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another fund within the Waddell & Reed Advisors Funds or Class A shares of Waddell & Reed Advisors Cash Management. Class A shares of any of the Funds within the Waddell & Reed Advisors Funds also may be exchanged for shares of InvestEd Portfolios.

For clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within Ivy Funds. Shareholders of Class Y shares (other than the Portfolios within InvestEd Portfolios, if applicable) may exchange their Class Y shares for Class I shares of funds within the Ivy Funds.

Shares of Waddell & Reed Advisors Accumulative Fund that were acquired as a result of the merger of Ivy Growth Fund into Waddell & Reed Advisors Accumulative Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Accumulative Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund within the Ivy Funds. They may not be exchanged for the shares of any other fund in the Waddell & Reed Advisors Funds.

Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management for systematic exchanges into Class C shares of a non-money market Fund. Please see the SAI for additional information.

You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds may only be sold within the United States, the Commonwealth of Puerto Rico, Guam (Ivy Funds only) and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

∎	Except as otherwise noted, you must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management for Class C shares of any of the other Funds within the Waddell & Reed Advisors Funds).

∎	An exchange is considered a taxable event and may result in a capital gain or loss for Federal income tax purposes. See Your Account — Distributions and Taxes — Taxes — Taxes on Transactions.

How to Exchange

By mail: Send your written exchange request to WISC at the address listed under Selling Shares.

By telephone: Call WISC at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, WISC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

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By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Funds.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A or Class C shares to another share class within the same fund.

∎	If you hold Class A or Class C shares and are eligible to purchase Class Y shares, as described above in the section entitled Class Y shares, you may be eligible to convert your Class A or Class C shares to Class Y shares of the same Fund.

∎	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same Fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of Waddell & Reed to permit or reject. A conversion between share classes of the same Fund is not a taxable event.

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class Y shares of the same Fund. In addition, if you hold Class Y shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class Y shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class Y to Class A shares.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Fund’s shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors Global Growth Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a fund that invests a significant portion of its assets in small-capitalization companies, such as Waddell & Reed Advisors Small Cap Fund.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Funds’ market timing policy.

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Funds’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

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In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Waddell & Reed Advisors Funds, InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by Waddell & Reed, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by Waddell & Reed as having engaged in Fund share transactions that violate a Fund’s market timing policy. Waddell & Reed’s procedures seek to monitor transactions in omnibus accounts so that Waddell & Reed may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, Waddell & Reed or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

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Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly

The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December:

∎	Waddell & Reed Advisors Continental Income Fund

∎	Waddell & Reed Advisors Wilshire Global Allocation Fund

Semiannually in June and December:

∎	Waddell & Reed Advisors Accumulative Fund

∎	Waddell & Reed Advisors Global Growth Fund

∎	Waddell & Reed Advisors Science and Technology Fund

∎	Waddell & Reed Advisors Vanguard Fund

Annually in December:

∎	Waddell & Reed Advisors New Concepts Fund

∎	Waddell & Reed Advisors Small Cap Fund

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a Federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a Federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class.

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Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from Federal income tax), you should be aware of the following tax implications:

Taxes on distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no Federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the Federal alternative minimum tax. It is not expected that (1) any dividends paid by Waddell & Reed Advisors Global Growth Fund will qualify as QDI or for the DRD or (2) any significant part of the dividends paid by any of the Funds listed on the cover page of this prospectus under the heading Specialty Funds will be attributable to QDI or be eligible for the DRD.

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.

For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of a Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. A Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Taxes on transactions. Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund within the Waddell & Reed Advisors Funds, InvestEd Portfolios or Ivy Funds generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Waddell & Reed Advisors Funds, InvestEd Portfolios or Ivy Funds by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (Covered Shares), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average

84	Prospectus

basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual is subject to a 3.8% Federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

Withholding. Each Fund must withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) Federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from U.S. withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The foregoing is only a brief summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Prospectus	85

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86	Prospectus

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights for each Fund for the fiscal year ended June 30, 2017, is included in that Fund’s Annual Report to Shareholders, which are incorporated by reference into the SAI. The Annual Reports contain additional performance information and are available upon request and without charge.

Prospectus	87

WADDELL & REED ADVISORS ACCUMULATIVE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$9.27	$0.04	$1.22	$1.26	$(0.03)	$(0.41)	$(0.44)
Year ended 6-30-2016	11.19	0.06	(0.48)	(0.42)	(0.07)	(1.43)	(1.50)
Year ended 6-30-2015	11.74	0.04	1.24	1.28	(0.02)	(1.81)	(1.83)
Year ended 6-30-2014	9.18	0.02	2.57	2.59	(0.03)	— *	(0.03)
Year ended 6-30-2013	7.87	0.07	1.29	1.36	(0.05)	—	(0.05)
Class B Shares(4)
Year ended 6-30-2017	7.91	(0.06)	1.03	0.97	—	(0.39)	(0.39)
Year ended 6-30-2016	9.75	(0.05)	(0.42)	(0.47)	—	(1.37)	(1.37)
Year ended 6-30-2015	10.41	(0.09)	1.09	1.00	—	(1.66)	(1.66)
Year ended 6-30-2014	8.22	(0.10)	2.29	2.19	—	— *	— *
Year ended 6-30-2013	7.10	(0.04)	1.16	1.12	— *	—	— *
Class C Shares
Year ended 6-30-2017	8.08	(0.05)	1.06	1.01	—	(0.39)	(0.39)
Year ended 6-30-2016	9.93	(0.03)	(0.43)	(0.46)	—	(1.39)	(1.39)
Year ended 6-30-2015	10.59	(0.06)	1.10	1.04	—	(1.70)	(1.70)
Year ended 6-30-2014	8.34	(0.08)	2.33	2.25	—	— *	— *
Year ended 6-30-2013	7.19	(0.02)	1.18	1.16	(0.01)	—	(0.01)
Class Y Shares
Year ended 6-30-2017	9.32	0.06	1.23	1.29	(0.04)	(0.41)	(0.45)
Year ended 6-30-2016	11.26	0.06	(0.46)	(0.40)	(0.11)	(1.43)	(1.54)
Year ended 6-30-2015	11.80	0.06	1.26	1.32	(0.05)	(1.81)	(1.86)
Year ended 6-30-2014	9.23	0.05	2.57	2.62	(0.05)	— *	(0.05)
Year ended 6-30-2013	7.90	0.09	1.30	1.39	(0.06)	—	(0.06)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

88	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$10.09	14.02%	$1,148	1.09%	0.42%	1.11%	0.40%	102%
Year ended 6-30-2016	9.27	-3.99	1,125	1.07	0.59	1.12	0.54	102
Year ended 6-30-2015	11.19	12.19	1,447	1.06	0.32	1.11	0.27	113
Year ended 6-30-2014	11.74	28.26	1,329	1.10	0.19	1.15	0.14	104
Year ended 6-30-2013	9.18	17.31	1,125	1.15	0.79	1.20	0.74	87
Class B Shares(4)
Year ended 6-30-2017	8.49	12.62	2	2.29	-0.78	2.41	-0.90	102
Year ended 6-30-2016	7.91	-5.17	3	2.28	-0.62	2.31	-0.65	102
Year ended 6-30-2015	9.75	10.88	4	2.26	-0.89	2.29	-0.92	113
Year ended 6-30-2014	10.41	26.71	5	2.35	-1.06	2.38	-1.09	104
Year ended 6-30-2013	8.22	15.79	6	2.47	-0.53	2.51	-0.57	87
Class C Shares
Year ended 6-30-2017	8.70	12.96	5	2.06	-0.55	2.09	-0.58	102
Year ended 6-30-2016	8.08	-4.97	6	2.04	-0.38	2.07	-0.41	102
Year ended 6-30-2015	9.93	11.07	6	2.02	-0.64	2.05	-0.67	113
Year ended 6-30-2014	10.59	27.04	6	2.09	-0.80	2.12	-0.83	104
Year ended 6-30-2013	8.34	16.16	5	2.18	-0.24	2.21	-0.27	87
Class Y Shares
Year ended 6-30-2017	10.16	14.28	271	0.87	0.64	0.91	0.60	102
Year ended 6-30-2016	9.32	-3.81	280	0.83	0.75	0.86	0.72	102
Year ended 6-30-2015	11.26	12.48	5	0.84	0.56	0.87	0.53	113
Year ended 6-30-2014	11.80	28.52	4	0.86	0.43	0.89	0.40	104
Year ended 6-30-2013	9.23	17.65	3	0.86	1.09	0.90	1.05	87

Prospectus	89

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$9.33	$0.14	$0.61	$0.75	$(0.13)	$(0.23)	$(0.36)
Year ended 6-30-2016	10.44	0.13	(0.36)	(0.23)	(0.11)	(0.77)	(0.88)
Year ended 6-30-2015	10.55	0.09	0.28	0.37	(0.07)	(0.41)	(0.48)
Year ended 6-30-2014	9.33	0.08	1.69	1.77	(0.07)	(0.48)	(0.55)
Year ended 6-30-2013	8.70	0.11	1.04	1.15	(0.11)	(0.41)	(0.52)
Class B Shares(4)
Year ended 6-30-2017	9.19	0.03	0.60	0.63	(0.03)	(0.23)	(0.26)
Year ended 6-30-2016	10.30	0.02	(0.36)	(0.34)	(0.02)	(0.75)	(0.77)
Year ended 6-30-2015	10.46	(0.02)	0.27	0.25	—	(0.41)	(0.41)
Year ended 6-30-2014	9.27	(0.03)	1.69	1.66	—	(0.47)	(0.47)
Year ended 6-30-2013	8.67	0.01	1.02	1.03	(0.03)	(0.40)	(0.43)
Class C Shares
Year ended 6-30-2017	9.26	0.05	0.61	0.66	(0.03)	(0.23)	(0.26)
Year ended 6-30-2016	10.38	0.04	(0.36)	(0.32)	(0.03)	(0.77)	(0.80)
Year ended 6-30-2015	10.51	0.00	0.28	0.28	—	(0.41)	(0.41)
Year ended 6-30-2014	9.30	(0.01)	1.70	1.69	—	(0.48)	(0.48)
Year ended 6-30-2013	8.68	0.03	1.04	1.07	(0.04)	(0.41)	(0.45)
Class Y Shares
Year ended 6-30-2017	9.33	0.16	0.61	0.77	(0.15)	(0.23)	(0.38)
Year ended 6-30-2016	10.45	0.06	(0.27)	(0.21)	(0.14)	(0.77)	(0.91)
Year ended 6-30-2015	10.56	0.12	0.28	0.40	(0.10)	(0.41)	(0.51)
Year ended 6-30-2014	9.33	0.10	1.71	1.81	(0.10)	(0.48)	(0.58)
Year ended 6-30-2013	8.70	0.13	1.04	1.17	(0.13)	(0.41)	(0.54)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

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	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$9.72	8.17%	$841	1.12%	1.45%	1.14%	1.43%	52%
Year ended 6-30-2016	9.33	-2.29	879	1.15	1.30	1.16	1.29	51
Year ended 6-30-2015	10.44	3.62	1,502	1.14	0.87	1.15	0.86	38
Year ended 6-30-2014	10.55	19.49	1,302	1.16	0.75	1.18	0.73	34
Year ended 6-30-2013	9.33	13.72	840	1.18	1.19	1.20	1.17	49
Class B Shares(4)
Year ended 6-30-2017	9.56	6.88	3	2.29	0.27	2.36	0.20	52
Year ended 6-30-2016	9.19	-3.46	4	2.26	0.19	2.27	0.18	51
Year ended 6-30-2015	10.30	2.49	5	2.21	-0.21	2.22	-0.22	38
Year ended 6-30-2014	10.46	18.24	5	2.27	-0.35	2.29	-0.37	34
Year ended 6-30-2013	9.27	12.50	6	2.34	0.06	2.36	0.04	49
Class C Shares
Year ended 6-30-2017	9.66	7.28	14	2.00	0.56	2.02	0.54	52
Year ended 6-30-2016	9.26	-3.20	15	2.00	0.45	2.01	0.44	51
Year ended 6-30-2015	10.38	2.77	16	1.98	0.03	1.99	0.02	38
Year ended 6-30-2014	10.51	18.59	16	2.00	-0.08	2.02	-0.10	34
Year ended 6-30-2013	9.30	12.74	10	2.06	0.32	2.08	0.30	49
Class Y Shares
Year ended 6-30-2017	9.72	8.41	597	0.88	1.66	0.90	1.64	52
Year ended 6-30-2016	9.33	-2.11	636	0.84	0.94	0.85	0.93	51
Year ended 6-30-2015	10.45	3.91	5	0.86	1.13	0.87	1.12	38
Year ended 6-30-2014	10.56	19.92	7	0.88	1.04	0.90	1.02	34
Year ended 6-30-2013	9.33	14.04	6	0.89	1.49	0.91	1.47	49

Prospectus	91

WADDELL & REED ADVISORS GLOBAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$10.84	$0.01	$1.68	$1.69	$—	$—	$—
Year ended 6-30-2016	12.34	(0.02)	(0.84)	(0.86)	—	(0.64)	(0.64)
Year ended 6-30-2015	12.93	0.03	(0.13)	(0.10)	(0.05)	(0.44)	(0.49)
Year ended 6-30-2014	10.51	0.08	2.52	2.60	(0.18)	—	(0.18)
Year ended 6-30-2013	9.24	0.09	1.20	1.29	(0.02)	—	(0.02)
Class B Shares(4)
Year ended 6-30-2017	9.57	(0.15)	1.49	1.34	—	—	—
Year ended 6-30-2016	11.13	(0.18)	(0.74)	(0.92)	—	(0.64)	(0.64)
Year ended 6-30-2015	11.83	(0.14)	(0.12)	(0.26)	—	(0.44)	(0.44)
Year ended 6-30-2014	9.60	(0.08)	2.31	2.23	—	—	—
Year ended 6-30-2013	8.54	(0.06)	1.12	1.06	—	—	—
Class C Shares
Year ended 6-30-2017	10.05	(0.11)	1.55	1.44	—	—	—
Year ended 6-30-2016	11.62	(0.14)	(0.79)	(0.93)	—	(0.64)	(0.64)
Year ended 6-30-2015	12.28	(0.09)	(0.13)	(0.22)	—	(0.44)	(0.44)
Year ended 6-30-2014	9.97	(0.05)	2.40	2.35	(0.04)	—	(0.04)
Year ended 6-30-2013	8.84	(0.02)	1.15	1.13	—	—	—
Class Y Shares
Year ended 6-30-2017	10.91	0.05	1.69	1.74	—	—	—
Year ended 6-30-2016	12.37	0.02	(0.84)	(0.82)	—	(0.64)	(0.64)
Year ended 6-30-2015	12.95	0.08	(0.14)	(0.06)	(0.08)	(0.44)	(0.52)
Year ended 6-30-2014	10.52	0.12	2.53	2.65	(0.22)	—	(0.22)
Year ended 6-30-2013	9.26	0.13	1.21	1.34	(0.08)	—	(0.08)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

92	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$12.53	15.59%	$353		1.41%	0.10%	1.42%	0.09%	83%
Year ended 6-30-2016	10.84	-7.24	348		1.39	-0.19	1.42	-0.22	44
Year ended 6-30-2015	12.34	-0.59	571		1.39	0.24	1.42	0.21	72
Year ended 6-30-2014	12.93	24.81	572		1.42	0.65	1.45	0.62	49
Year ended 6-30-2013	10.51	14.04	464		1.46	0.89	1.49	0.86	44
Class B Shares(4)
Year ended 6-30-2017	10.91	14.00	—	*	2.86	-1.43	2.99	-1.56	83
Year ended 6-30-2016	9.57	-8.60	1		2.85	-1.73	2.88	-1.76	44
Year ended 6-30-2015	11.13	-2.06	1		2.83	-1.27	2.86	-1.30	72
Year ended 6-30-2014	11.83	23.24	2		2.76	-0.77	2.79	-0.80	49
Year ended 6-30-2013	9.60	12.41	2		2.91	-0.63	2.94	-0.66	44
Class C Shares
Year ended 6-30-2017	11.49	14.33	1		2.55	-1.06	2.57	-1.08	83
Year ended 6-30-2016	10.05	-8.32	1		2.49	-1.34	2.52	-1.37	44
Year ended 6-30-2015	11.62	-1.65	2		2.42	-0.80	2.45	-0.83	72
Year ended 6-30-2014	12.28	23.59	2		2.49	-0.47	2.52	-0.50	49
Year ended 6-30-2013	9.97	12.78	2		2.52	-0.24	2.55	-0.27	44
Class Y Shares
Year ended 6-30-2017	12.65	15.95	259		1.06	0.43	1.10	0.39	83
Year ended 6-30-2016	10.91	-6.89	262		1.03	0.15	1.06	0.12	44
Year ended 6-30-2015	12.37	-0.30	76		1.04	0.63	1.07	0.60	72
Year ended 6-30-2014	12.95	25.45	59		1.05	0.97	1.08	0.94	49
Year ended 6-30-2013	10.52	14.46	55		1.05	1.30	1.08	1.27	44

Prospectus	93

WADDELL & REED ADVISORS NEW CONCEPTS FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$9.36	$(0.05)	$1.63	$1.58	$—	$(0.33)	$(0.33)
Year ended 6-30-2016	11.25	(0.03)	(0.81)	(0.84)	—	(1.05)	(1.05)
Year ended 6-30-2015	12.06	(0.06)	0.88	0.82	—	(1.63)	(1.63)
Year ended 6-30-2014	10.93	(0.08)	2.43	2.35	—	(1.22)	(1.22)
Year ended 6-30-2013	9.53	(0.06)	1.87	1.81	—	(0.41)	(0.41)
Class B Shares(4)
Year ended 6-30-2017	6.51	(0.11)	1.10	0.99	—	(0.33)	(0.33)
Year ended 6-30-2016	8.15	(0.10)	(0.58)	(0.68)	—	(0.96)	(0.96)
Year ended 6-30-2015	9.22	(0.14)	0.64	0.50	—	(1.57)	(1.57)
Year ended 6-30-2014	8.65	(0.17)	1.91	1.74	—	(1.17)	(1.17)
Year ended 6-30-2013	7.71	(0.15)	1.50	1.35	—	(0.41)	(0.41)
Class C Shares
Year ended 6-30-2017	6.80	(0.10)	1.15	1.05	—	(0.33)	(0.33)
Year ended 6-30-2016	8.47	(0.09)	(0.61)	(0.70)	—	(0.97)	(0.97)
Year ended 6-30-2015	9.51	(0.13)	0.67	0.54	—	(1.58)	(1.58)
Year ended 6-30-2014	8.89	(0.15)	1.95	1.80	—	(1.18)	(1.18)
Year ended 6-30-2013	7.89	(0.13)	1.54	1.41	—	(0.41)	(0.41)
Class Y Shares
Year ended 6-30-2017	10.48	(0.02)	1.82	1.80	—	(0.33)	(0.33)
Year ended 6-30-2016	12.46	0.01	(0.90)	(0.89)	—	(1.09)	(1.09)
Year ended 6-30-2015	13.17	(0.03)	0.97	0.94	—	(1.65)	(1.65)
Year ended 6-30-2014	11.82	(0.04)	2.63	2.59	—	(1.24)	(1.24)
Year ended 6-30-2013	10.23	(0.02)	2.02	2.00	—	(0.41)	(0.41)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

94	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$10.61	17.26%	$1,077	1.32%	-0.47%	1.35%	-0.50%	26%
Year ended 6-30-2016	9.36	-7.25	1,015	1.37	-0.27	1.38	-0.28	40
Year ended 6-30-2015	11.25	7.51	1,816	1.34	-0.53	1.35	-0.54	33
Year ended 6-30-2014	12.06	22.44	1,764	1.36	-0.67	1.37	-0.68	51
Year ended 6-30-2013	10.93	19.55	1,476	1.41	-0.61	1.42	-0.62	38
Class B Shares(4)
Year ended 6-30-2017	7.17	15.72	4	2.53	-1.66	2.59	-1.72	26
Year ended 6-30-2016	6.51	-8.22	5	2.53	-1.43	2.54	-1.44	40
Year ended 6-30-2015	8.15	6.28	7	2.47	-1.66	2.48	-1.67	33
Year ended 6-30-2014	9.22	21.04	9	2.50	-1.80	2.51	-1.81	51
Year ended 6-30-2013	8.65	18.30	11	2.62	-1.81	2.63	-1.82	38
Class C Shares
Year ended 6-30-2017	7.52	15.93	9	2.32	-1.47	2.34	-1.49	26
Year ended 6-30-2016	6.80	-8.07	8	2.32	-1.23	2.33	-1.24	40
Year ended 6-30-2015	8.47	6.50	11	2.25	-1.44	2.26	-1.45	33
Year ended 6-30-2014	9.51	21.31	12	2.27	-1.58	2.28	-1.59	51
Year ended 6-30-2013	8.89	18.52	11	2.35	-1.54	2.37	-1.56	38
Class Y Shares
Year ended 6-30-2017	11.95	17.52	588	1.04	-0.18	1.07	-0.21	26
Year ended 6-30-2016	10.48	-6.91	592	1.02	0.14	1.03	0.13	40
Year ended 6-30-2015	12.46	7.86	89	1.01	-0.21	1.02	-0.22	33
Year ended 6-30-2014	13.17	22.82	83	1.02	-0.32	1.03	-0.33	51
Year ended 6-30-2013	11.82	20.08	80	1.02	-0.22	1.03	-0.23	38

Prospectus	95

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$12.22	$(0.08)	$3.68	$3.60	$—	$—	$—
Year ended 6-30-2016	15.70	(0.11)	(2.30)	(2.41)	—	(1.07)	(1.07)
Year ended 6-30-2015	16.85	(0.11)	0.42	0.31	—	(1.46)	(1.46)
Year ended 6-30-2014	13.55	(0.09)	4.75	4.66	—	(1.36)	(1.36)
Year ended 6-30-2013	10.45	(0.08)	3.41	3.33	—	(0.23)	(0.23)
Class B Shares(4)
Year ended 6-30-2017	8.52	(0.17)	2.55	2.38	—	—	—
Year ended 6-30-2016	11.42	(0.18)	(1.65)	(1.83)	—	(1.07)	(1.07)
Year ended 6-30-2015	12.78	(0.20)	0.30	0.10	—	(1.46)	(1.46)
Year ended 6-30-2014	10.65	(0.20)	3.69	3.49	—	(1.36)	(1.36)
Year ended 6-30-2013	8.36	(0.17)	2.69	2.52	—	(0.23)	(0.23)
Class C Shares
Year ended 6-30-2017	8.68	(0.16)	2.60	2.44	—	—	—
Year ended 6-30-2016	11.60	(0.17)	(1.68)	(1.85)	—	(1.07)	(1.07)
Year ended 6-30-2015	12.95	(0.19)	0.30	0.11	—	(1.46)	(1.46)
Year ended 6-30-2014	10.77	(0.19)	3.73	3.54	—	(1.36)	(1.36)
Year ended 6-30-2013	8.43	(0.16)	2.73	2.57	—	(0.23)	(0.23)
Class Y Shares
Year ended 6-30-2017	13.75	(0.06)	4.15	4.09	—	—	—
Year ended 6-30-2016	17.48	(0.06)	(2.60)	(2.66)	—	(1.07)	(1.07)
Year ended 6-30-2015	18.55	(0.07)	0.46	0.39	—	(1.46)	(1.46)
Year ended 6-30-2014	14.76	(0.05)	5.20	5.15	—	(1.36)	(1.36)
Year ended 6-30-2013	11.33	(0.04)	3.70	3.66	—	(0.23)	(0.23)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

96	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$15.82	29.46%	$2,703	1.25%	-0.58%	1.25%	-0.58%	22%
Year ended 6-30-2016	12.22	-16.09	2,302	1.27	-0.78	1.28	-0.79	9
Year ended 6-30-2015	15.70	2.28	3,638	1.24	-0.67	1.24	-0.67	29
Year ended 6-30-2014	16.85	35.51	3,736	1.26	-0.58	1.26	-0.58	41
Year ended 6-30-2013	13.55	32.42	2,763	1.32	-0.67	1.33	-0.68	50
Class B Shares(4)
Year ended 6-30-2017	10.90	27.93	10	2.41	-1.75	2.42	-1.76	22
Year ended 6-30-2016	8.52	-17.08	11	2.37	-1.89	2.38	-1.90	9
Year ended 6-30-2015	11.42	1.30	18	2.30	-1.73	2.30	-1.73	29
Year ended 6-30-2014	12.78	34.10	23	2.32	-1.66	2.32	-1.66	41
Year ended 6-30-2013	10.65	30.81	23	2.49	-1.84	2.50	-1.85	50
Class C Shares
Year ended 6-30-2017	11.12	28.11	20	2.31	-1.63	2.31	-1.63	22
Year ended 6-30-2016	8.68	-16.99	16	2.28	-1.78	2.29	-1.79	9
Year ended 6-30-2015	11.60	1.36	21	2.20	-1.62	2.20	-1.62	29
Year ended 6-30-2014	12.95	34.20	22	2.19	-1.52	2.19	-1.52	41
Year ended 6-30-2013	10.77	31.15	16	2.31	-1.66	2.32	-1.67	50
Class Y Shares
Year ended 6-30-2017	17.84	29.74	762	1.03	-0.36	1.03	-0.36	22
Year ended 6-30-2016	13.75	-15.87	698	0.99	-0.43	1.00	-0.44	9
Year ended 6-30-2015	17.48	2.51	136	0.99	-0.41	0.99	-0.41	29
Year ended 6-30-2014	18.55	35.93	136	0.99	-0.32	0.99	-0.32	41
Year ended 6-30-2013	14.76	32.81	99	1.01	-0.35	1.02	-0.36	50

Prospectus	97

WADDELL & REED ADVISORS SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$14.68	$(0.14)	$3.61	$3.47	$—	$(0.81)	$(0.81)
Year ended 6-30-2016	17.73	(0.12)	(0.75)	(0.87)	—	(2.18)	(2.18)
Year ended 6-30-2015	17.91	(0.13)	1.41	1.28	—	(1.46)	(1.46)
Year ended 6-30-2014	16.87	(0.19)	3.85	3.66	—	(2.62)	(2.62)
Year ended 6-30-2013	14.70	(0.15)	3.08	2.93	—	(0.76)	(0.76)
Class B Shares(4)
Year ended 6-30-2017	10.78	(0.23)	2.61	2.38	—	(0.81)	(0.81)
Year ended 6-30-2016	13.78	(0.22)	(0.60)	(0.82)	—	(2.18)	(2.18)
Year ended 6-30-2015	14.39	(0.25)	1.10	0.85	—	(1.46)	(1.46)
Year ended 6-30-2014	14.09	(0.31)	3.16	2.85	—	(2.55)	(2.55)
Year ended 6-30-2013	12.54	(0.28)	2.59	2.31	—	(0.76)	(0.76)
Class C Shares
Year ended 6-30-2017	11.58	(0.22)	2.82	2.60	—	(0.81)	(0.81)
Year ended 6-30-2016	14.59	(0.19)	(0.64)	(0.83)	—	(2.18)	(2.18)
Year ended 6-30-2015	15.11	(0.23)	1.17	0.94	—	(1.46)	(1.46)
Year ended 6-30-2014	14.66	(0.28)	3.29	3.01	—	(2.56)	(2.56)
Year ended 6-30-2013	12.97	(0.24)	2.69	2.45	—	(0.76)	(0.76)
Class Y Shares
Year ended 6-30-2017	16.63	(0.10)	4.10	4.00	—	(0.81)	(0.81)
Year ended 6-30-2016	19.71	(0.06)	(0.84)	(0.90)	—	(2.18)	(2.18)
Year ended 6-30-2015	19.71	(0.07)	1.57	1.50	—	(1.50)	(1.50)
Year ended 6-30-2014	18.30	(0.13)	4.20	4.07	—	(2.66)	(2.66)
Year ended 6-30-2013	15.81	(0.09)	3.34	3.25	—	(0.76)	(0.76)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

98	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$17.34	24.18%	$632	1.38%	-0.87%	1.40%	-0.89%	53%
Year ended 6-30-2016	14.68	-4.76	546	1.43	-0.76	1.45	-0.78	42
Year ended 6-30-2015	17.73	7.94	859	1.41	-0.75	1.43	-0.77	42
Year ended 6-30-2014	17.91	22.91	870	1.43	-1.04	1.45	-1.06	47
Year ended 6-30-2013	16.87	21.06	742	1.52	-0.98	1.54	-1.00	40
Class B Shares(4)
Year ended 6-30-2017	12.35	22.76	4	2.54	-2.02	2.62	-2.10	53
Year ended 6-30-2016	10.78	-5.88	4	2.56	-1.89	2.58	-1.91	42
Year ended 6-30-2015	13.78	6.80	7	2.53	-1.87	2.55	-1.89	42
Year ended 6-30-2014	14.39	21.47	9	2.53	-2.14	2.55	-2.16	47
Year ended 6-30-2013	14.09	19.70	10	2.70	-2.15	2.72	-2.17	40
Class C Shares
Year ended 6-30-2017	13.37	23.10	8	2.27	-1.76	2.30	-1.79	53
Year ended 6-30-2016	11.58	-5.60	7	2.26	-1.59	2.28	-1.61	42
Year ended 6-30-2015	14.59	7.09	9	2.24	-1.58	2.26	-1.60	42
Year ended 6-30-2014	15.11	21.82	10	2.25	-1.86	2.27	-1.88	47
Year ended 6-30-2013	14.66	20.14	10	2.34	-1.80	2.36	-1.82	40
Class Y Shares
Year ended 6-30-2017	19.82	24.54	271	1.09	-0.58	1.10	-0.59	53
Year ended 6-30-2016	16.63	-4.42	245	1.03	-0.37	1.05	-0.39	42
Year ended 6-30-2015	19.71	8.37	24	1.03	-0.36	1.05	-0.38	42
Year ended 6-30-2014	19.71	23.39	19	1.04	-0.66	1.06	-0.68	47
Year ended 6-30-2013	18.30	21.62	34	1.05	-0.52	1.07	-0.54	40

Prospectus	99

WADDELL & REED ADVISORS VANGUARD FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$9.23	$0.00 *	$1.71	$1.71	$—	$(0.63)	$(0.63)
Year ended 6-30-2016	10.48	0.00 *	(0.26)	(0.26)	—	(0.99)	(0.99)
Year ended 6-30-2015	10.39	(0.03)	1.26	1.23	— *	(1.14)	(1.14)
Year ended 6-30-2014	9.50	0.00 *	2.62	2.62	— *	(1.73)	(1.73)
Year ended 6-30-2013	8.78	0.02	1.10	1.12	(0.01)	(0.39)	(0.40)
Class B Shares(4)
Year ended 6-30-2017	6.68	(0.08)	1.22	1.14	—	(0.60)	(0.60)
Year ended 6-30-2016	7.90	(0.09)	(0.18)	(0.27)	—	(0.95)	(0.95)
Year ended 6-30-2015	8.15	(0.11)	0.96	0.85	—	(1.10)	(1.10)
Year ended 6-30-2014	7.81	(0.10)	2.13	2.03	—	(1.69)	(1.69)
Year ended 6-30-2013	7.37	(0.08)	0.91	0.83	—	(0.39)	(0.39)
Class C Shares
Year ended 6-30-2017	6.88	(0.07)	1.25	1.18	—	(0.60)	(0.60)
Year ended 6-30-2016	8.09	(0.07)	(0.19)	(0.26)	—	(0.95)	(0.95)
Year ended 6-30-2015	8.31	(0.10)	0.98	0.88	—	(1.10)	(1.10)
Year ended 6-30-2014	7.93	(0.08)	2.15	2.07	—	(1.69)	(1.69)
Year ended 6-30-2013	7.45	(0.06)	0.93	0.87	—	(0.39)	(0.39)
Class Y Shares
Year ended 6-30-2017	9.84	0.03	1.82	1.85	—	(0.64)	(0.64)
Year ended 6-30-2016	11.09	0.03	(0.27)	(0.24)	—	(1.01)	(1.01)
Year ended 6-30-2015	10.94	0.00 *	1.32	1.32	(0.02)	(1.15)	(1.17)
Year ended 6-30-2014	9.91	0.03	2.75	2.78	(0.02)	(1.73)	(1.75)
Year ended 6-30-2013	9.13	0.05	1.15	1.20	(0.03)	(0.39)	(0.42)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

100	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$10.31	19.31%	$1,111	1.13%	0.01%	1.13%	0.01%	47%
Year ended 6-30-2016	9.23	-2.91	1,032	1.13	-0.04	1.15	-0.06	46
Year ended 6-30-2015	10.48	12.53	1,432	1.13	-0.25	1.15	-0.27	36
Year ended 6-30-2014	10.39	29.25	1,364	1.17	0.02	1.19	—	43
Year ended 6-30-2013	9.50	13.29	1,273	1.21	0.24	1.23	0.22	78
Class B Shares(4)
Year ended 6-30-2017	7.22	18.09	3	2.30	-1.16	2.35	-1.21	47
Year ended 6-30-2016	6.68	-4.04	4	2.32	-1.25	2.34	-1.27	46
Year ended 6-30-2015	7.90	11.13	5	2.28	-1.40	2.30	-1.42	36
Year ended 6-30-2014	8.15	27.74	6	2.37	-1.19	2.39	-1.21	43
Year ended 6-30-2013	7.81	11.78	7	2.50	-1.06	2.52	-1.08	78
Class C Shares
Year ended 6-30-2017	7.46	18.16	7	2.11	-0.90	2.13	-0.92	47
Year ended 6-30-2016	6.88	-3.79	6	2.09	-1.06	2.11	-1.08	46
Year ended 6-30-2015	8.09	11.40	6	2.08	-1.20	2.10	-1.22	36
Year ended 6-30-2014	8.31	27.91	6	2.16	-0.98	2.18	-1.00	43
Year ended 6-30-2013	7.93	12.20	6	2.26	-0.81	2.28	-0.83	78
Class Y Shares
Year ended 6-30-2017	11.05	19.57	527	0.87	0.27	0.90	0.24	47
Year ended 6-30-2016	9.84	-2.59	469	0.85	0.26	0.87	0.24	46
Year ended 6-30-2015	11.09	12.76	92	0.85	0.02	0.87	0.00	36
Year ended 6-30-2014	10.94	29.65	86	0.86	0.33	0.88	0.31	43
Year ended 6-30-2013	9.91	13.64	80	0.86	0.57	0.88	0.55	78

Prospectus	101

WADDELL & REED ADVISORS WILSHIRE GLOBAL ALLOCATION FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2017	$7.94	$0.01	$0.64	$0.65	$—	$—	$—
Year ended 6-30-2016	8.88	0.02	(0.96)	(0.94)	—	—	—
Year ended 6-30-2015	11.66	0.08	(0.58)	(0.50)	(0.08)	(2.20)	(2.28)
Year ended 6-30-2014	10.21	0.09	1.91	2.00	(0.05)	(0.50)	(0.55)
Year ended 6-30-2013	8.96	0.13	1.34	1.47	(0.22)	—	(0.22)
Class B Shares(5)
Year ended 6-30-2017	7.53	(0.07)	0.61	0.54	—	—	—
Year ended 6-30-2016	8.52	(0.07)	(0.92)	(0.99)	—	—	—
Year ended 6-30-2015	11.30	(0.02)	(0.56)	(0.58)	— *	(2.20)	(2.20)
Year ended 6-30-2014	9.96	(0.02)	1.86	1.84	—	(0.50)	(0.50)
Year ended 6-30-2013	8.72	0.03	1.30	1.33	(0.09)	—	(0.09)
Class C Shares
Year ended 6-30-2017	7.60	(0.05)	0.60	0.55	—	—	—
Year ended 6-30-2016	8.57	(0.05)	(0.92)	(0.97)	—	—	—
Year ended 6-30-2015	11.36	0.00	(0.57)	(0.57)	(0.02)	(2.20)	(2.22)
Year ended 6-30-2014	9.99	0.00	1.87	1.87	—	(0.50)	(0.50)
Year ended 6-30-2013	8.75	0.05	1.30	1.35	(0.11)	—	(0.11)
Class Y Shares
Year ended 6-30-2017	8.01	0.04	0.65	0.69	—	—	—
Year ended 6-30-2016	8.94	0.05	(0.98)	(0.93)	—	—	—
Year ended 6-30-2015	11.71	0.11	(0.58)	(0.47)	(0.10)	(2.20)	(2.30)
Year ended 6-30-2014	10.25	0.14	1.90	2.04	(0.08)	(0.50)	(0.58)
Year ended 6-30-2013	9.01	0.15	1.35	1.50	(0.26)	—	(0.26)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Waddell & Reed Advisors Fund or Ivy Fund.

102	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)(4)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2017	$8.59	8.19%	$1,080	1.16%	0.15%	1.21%	0.10%	156%
Year ended 6-30-2016	7.94	-10.59	1,370	1.16	0.25	1.16	0.25	64
Year ended 6-30-2015	8.88	-4.46	3,023	1.10	0.80	1.10	0.80	69
Year ended 6-30-2014	11.66	19.69	3,461	1.10	0.82	1.10	0.82	83
Year ended 6-30-2013	10.21	16.50	2,933	1.15	1.33	1.16	1.32	50
Class B Shares(5)
Year ended 6-30-2017	8.07	7.17	10	2.23	-0.92	2.40	-1.09	156
Year ended 6-30-2016	7.53	-11.62	17	2.25	-0.85	2.25	-0.85	64
Year ended 6-30-2015	8.52	-5.40	30	2.11	-0.21	2.11	-0.21	69
Year ended 6-30-2014	11.30	18.55	46	2.08	-0.19	2.08	-0.19	83
Year ended 6-30-2013	9.96	15.29	52	2.14	0.34	2.15	0.33	50
Class C Shares
Year ended 6-30-2017	8.15	7.24	26	1.97	-0.65	2.06	-0.74	156
Year ended 6-30-2016	7.60	-11.32	34	2.01	-0.61	2.01	-0.61	64
Year ended 6-30-2015	8.57	-5.29	52	1.95	-0.04	1.95	-0.04	69
Year ended 6-30-2014	11.36	18.80	68	1.92	-0.01	1.92	-0.01	83
Year ended 6-30-2013	9.99	15.48	66	1.97	0.51	1.98	0.50	50
Class Y Shares
Year ended 6-30-2017	8.70	8.61	630	0.83	0.48	0.88	0.43	156
Year ended 6-30-2016	8.01	-10.40	805	0.83	0.63	0.83	0.63	64
Year ended 6-30-2015	8.94	-4.16	64	0.82	1.10	0.82	1.10	69
Year ended 6-30-2014	11.71	20.04	79	0.82	1.21	0.82	1.21	83
Year ended 6-30-2013	10.25	16.82	60	0.84	1.47	0.85	1.46	50

Prospectus	103

WADDELL & REED ADVISORS FUNDS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286-2501

Legal Counsel

Stradley Ronon Stevens & Young, LLP

191 N. Wacker Drive; Suite 1601

Chicago, Illinois 60606-1890

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street; Suite 3300

Kansas City, Missouri 64106-2129

Investment Manager

Waddell & Reed Investment

Management Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Shareholder Servicing Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

104	Prospectus

WADDELL & REED ADVISORS FUNDS

You can get more information about each Fund in the —

∎	Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

∎	Annual and Semiannual Reports to Shareholders, which detail a Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

∎	Appendix B to the Prospectus — Intermediary Sales Charge Discounts and Waivers, which contains more information about specific sales charge discounts and waivers available for shareholders who purchase Waddell & Reed Advisors Accumulative Fund shares through a specific financial intermediary.

To request a copy of a Fund’s current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Prospectus	105

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Fund (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Accumulative Fund — Class A

Annual expense ratio			1.11%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$ 681.65	$9,791.63
2	9,791.63	489.58	10,281.21	110.80	10,172.52
3	10,172.52	508.62	10,681.15	115.11	10,568.23
4	10,568.23	528.41	11,096.65	119.58	10,979.34
5	10,979.34	548.96	11,528.30	124.24	11,406.43
6	11,406.43	570.32	11,976.76	129.07	11,850.14
7	11,850.14	592.50	12,442.65	134.09	12,311.12
8	12,311.12	615.55	12,926.67	139.31	12,790.02
9	12,790.02	639.50	13,429.52	144.73	13,287.55
10	13,287.55	664.37	13,951.93	150.36	13,804.44
Cumulative Total				$1,848.94

Waddell & Reed Advisors Accumulative Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.29%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 232.10	$10,271.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.41%
2	10,271.00	513.55	10,784.55	250.73	10,537.01
3	10,537.01	526.85	11,063.86	257.23	10,809.92
4	10,809.92	540.49	11,350.42	263.89	11,089.90
5	11,089.90	554.49	11,644.40	270.72	11,377.13
6	11,377.13	568.85	11,945.99	277.73	11,671.80
7	11,671.80	583.59	12,255.39	284.93	11,974.10
8	11,974.10	598.70	12,572.80	292.31	12,284.22
Converts from Class B to Class A			Annual Expense Ratio: 1.11%
9	12,284.22	614.21	12,898.44	139.00	12,762.08
10	12,762.08	638.10	13,400.19	144.41	13,258.53
Cumulative Total				$2,413.05

Prospectus	A-1

Waddell & Reed Advisors Accumulative Fund — Class C (including 12-month contractual waiver)

Annual expense ratio			2.07%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 210.03	$10,293.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.09%
2	10,293.00	514.65	10,807.65	218.25	10,592.52
3	10,592.52	529.62	11,122.15	224.60	10,900.76
4	10,900.76	545.03	11,445.80	231.14	11,217.98
5	11,217.98	560.89	11,778.88	237.86	11,544.42
6	11,544.42	577.22	12,121.64	244.78	11,880.36
7	11,880.36	594.01	12,474.38	251.91	12,226.08
8	12,226.08	611.30	12,837.39	259.24	12,581.86
9	12,581.86	629.09	13,210.95	266.78	12,947.99
10	12,947.99	647.39	13,595.39	274.55	13,324.78
Cumulative Total				$2,419.14

Waddell & Reed Advisors Accumulative Fund — Class Y (including 12-month contractual waiver)

Annual expense ratio			0.87%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 88.79	$10,413.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 0.91%
2	10,413.00	520.65	10,933.65	96.69	10,838.89
3	10,838.89	541.94	11,380.83	100.65	11,282.20
4	11,282.20	564.11	11,846.31	104.76	11,743.64
5	11,743.64	587.18	12,330.82	109.05	12,223.95
6	12,223.95	611.19	12,835.15	113.51	12,723.91
7	12,723.91	636.19	13,360.11	118.15	13,244.32
8	13,244.32	662.21	13,906.54	122.98	13,786.02
9	13,786.02	689.30	14,475.32	128.01	14,349.86
10	14,349.86	717.49	15,067.36	133.25	14,936.77
Cumulative Total				$1,115.84

Waddell & Reed Advisors Continental Income Fund — Class A (including 12-month contractual waiver)

Annual expense ratio			1.12%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 682.60	$9,790.69
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.14%
2	9,790.69	489.53	10,280.22	113.76	10,168.61
3	10,168.61	508.43	10,677.04	118.15	10,561.11
4	10,561.11	528.05	11,089.17	122.72	10,968.77
5	10,968.77	548.43	11,517.21	127.45	11,392.17
6	11,392.17	569.60	11,961.78	132.37	11,831.91
7	11,831.91	591.59	12,423.50	137.48	12,288.62
8	12,288.62	614.43	12,903.05	142.79	12,762.96
9	12,762.96	638.14	13,401.11	148.30	13,255.61
10	13,255.61	662.78	13,918.39	154.03	13,767.28
Cumulative Total				$1,879.65

A-2	Prospectus

Waddell & Reed Advisors Continental Income Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.29%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 232.10	$10,271.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.36%
2	10,271.00	513.55	10,784.55	245.59	10,542.15
3	10,542.15	527.10	11,069.26	252.07	10,820.46
4	10,820.46	541.02	11,361.49	258.73	11,106.12
5	11,106.12	555.30	11,661.43	265.56	11,399.32
6	11,399.32	569.96	11,969.29	272.57	11,700.27
7	11,700.27	585.01	12,285.28	279.77	12,009.15
8	12,009.15	600.45	12,609.61	287.15	12,326.20
Converts from Class B to Class A			Annual Expense Ratio: 1.14%
9	12,326.20	616.31	12,942.51	143.23	12,801.99
10	12,801.99	640.09	13,442.09	148.75	13,296.14
Cumulative Total				$2,385.52

Waddell & Reed Advisors Continental Income Fund — Class C (including 12-month contractual waiver)

Annual expense ratio			2.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 204.00	$10,299.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.02%
2	10,299.00	514.95	10,813.95	211.13	10,605.91
3	10,605.91	530.29	11,136.20	217.43	10,921.96
4	10,921.96	546.09	11,468.06	223.91	11,247.44
5	11,247.44	562.37	11,809.81	230.58	11,582.61
6	11,582.61	579.13	12,161.74	237.45	11,927.77
7	11,927.77	596.38	12,524.16	244.53	12,283.22
8	12,283.22	614.16	12,897.38	251.81	12,649.26
9	12,649.26	632.46	13,281.72	259.32	13,026.21
10	13,026.21	651.31	13,677.52	267.05	13,414.39
Cumulative Total				$2,347.21

Waddell & Reed Advisors Continental Income Fund — Class Y (including 12-month contractual waiver)

Annual expense ratio			0.88%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 89.81	$10,412.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 0.90%
2	10,412.00	520.60	10,932.60	95.62	10,838.89
3	10,838.89	541.94	11,380.83	99.54	11,283.28
4	11,283.28	564.16	11,847.45	103.63	11,745.90
5	11,745.90	587.29	12,333.19	107.88	12,227.48
6	12,227.48	611.37	12,838.85	112.30	12,728.81
7	12,728.81	636.44	13,365.25	116.90	13,250.69
8	13,250.69	662.53	13,913.22	121.70	13,793.96
9	13,793.96	689.69	14,483.66	126.69	14,359.52
10	14,359.52	717.97	15,077.49	131.88	14,948.26
Cumulative Total				$1,105.95

Prospectus	A-3

Waddell & Reed Advisors Global Growth Fund — Class A

Annual expense ratio			1.42%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 711.23	$ 9,762.41
2	9,762.41	488.12	10,250.53	141.10	10,111.90
3	10,111.90	505.59	10,617.50	146.15	10,473.91
4	10,473.91	523.69	10,997.61	151.39	10,848.88
5	10,848.88	542.44	11,391.32	156.81	11,237.27
6	11,237.27	561.86	11,799.13	162.42	11,639.56
7	11,639.56	581.97	12,221.54	168.24	12,056.26
8	12,056.26	602.81	12,659.07	174.26	12,487.87
9	12,487.87	624.39	13,112.27	180.50	12,934.94
10	12,934.94	646.74	13,581.69	186.96	13,398.01
Cumulative Total				$2,179.06

Waddell & Reed Advisors Global Growth Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.86%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 289.06	$10,214.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.99%
2	10,214.00	510.70	10,724.70	308.46	10,419.30
3	10,419.30	520.96	10,940.26	314.66	10,628.72
4	10,628.72	531.43	11,160.16	320.99	10,842.36
5	10,842.36	542.11	11,384.48	327.44	11,060.29
6	11,060.29	553.01	11,613.31	334.02	11,282.61
7	11,282.61	564.13	11,846.74	340.74	11,509.39
8	11,509.39	575.46	12,084.86	347.58	11,740.72
Converts from Class B to Class A			Annual Expense Ratio: 1.42%
9	11,740.72	587.03	12,327.76	169.70	12,161.04
10	12,161.04	608.05	12,769.10	175.77	12,596.41
Cumulative Total				$2,928.42

Waddell & Reed Advisors Global Growth Fund — Class C

Annual expense ratio			2.57%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 260.12	$10,243.00
2	10,243.00	512.15	10,755.15	266.44	10,491.90
3	10,491.90	524.59	11,016.50	272.91	10,746.85
4	10,746.85	537.34	11,284.20	279.55	11,008.00
5	11,008.00	550.40	11,558.40	286.34	11,275.50
6	11,275.50	563.77	11,839.27	293.30	11,549.49
7	11,549.49	577.47	12,126.97	300.42	11,830.14
8	11,830.14	591.50	12,421.65	307.72	12,117.62
9	12,117.62	605.88	12,723.50	315.20	12,412.07
10	12,412.07	620.60	13,032.68	322.86	12,713.69
Cumulative Total				$2,904.86

A-4	Prospectus

Waddell & Reed Advisors Global Growth Fund — Class Y (including 12-month contractual waiver)

Annual expense ratio			1.06%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment

1	$10,000.00	$500.00	$10,500.00	$ 108.08	$10,394.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.10%
2	10,394.00	519.70	10,913.70	116.56	10,799.36
3	10,799.36	539.96	11,339.33	121.10	11,220.54
4	11,220.54	561.02	11,781.56	125.83	11,658.14
5	11,658.14	582.90	12,241.04	130.74	12,112.81
6	12,112.81	605.64	12,718.45	135.83	12,585.20
7	12,585.20	629.26	13,214.47	141.13	13,076.03
8	13,076.03	653.80	13,729.83	146.64	13,585.99
9	13,585.99	679.29	14,265.29	152.36	14,115.85
10	14,115.85	705.79	14,821.64	158.30	14,666.37
Cumulative Total				$1,336.57

Waddell & Reed Advisors New Concepts Fund — Class A (including 12-month contractual waiver)

Annual expense ratio			1.33%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 702.65	$ 9,770.89
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.35%
2	9,770.89	488.54	10,259.44	134.31	10,127.53
3	10,127.53	506.37	10,633.91	139.21	10,497.19
4	10,497.19	524.85	11,022.04	144.29	10,880.33
5	10,880.33	544.01	11,424.35	149.56	11,277.47
6	11,277.47	563.87	11,841.34	155.02	11,689.09
7	11,689.09	584.45	12,273.55	160.68	12,115.74
8	12,115.74	605.78	12,721.53	166.54	12,557.97
9	12,557.97	627.89	13,185.87	172.62	13,016.34
10	13,016.34	650.81	13,667.15	178.92	13,491.43
Cumulative Total				$2,103.80

Waddell & Reed Advisors New Concepts Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.53%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 256.12	$10,247.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.59%
2	10,247.00	512.35	10,759.35	268.59	10,493.95
3	10,493.95	524.69	11,018.65	275.06	10,746.85
4	10,746.85	537.34	11,284.19	281.69	11,005.85
5	11,005.85	550.29	11,556.14	288.48	11,271.09
6	11,271.09	563.55	11,834.65	295.43	11,542.73
7	11,542.73	577.13	12,119.86	302.55	11,820.91
8	11,820.91	591.04	12,411.95	309.85	12,105.79
Converts from Class B to Class A			Annual Expense Ratio: 1.35%
9	12,105.79	605.28	12,711.08	166.41	12,547.65
10	12,547.65	627.38	13,175.03	172.48	13,005.64
Cumulative Total				$2,616.66

Prospectus	A-5

Waddell & Reed Advisors New Concepts Fund — Class C

Annual expense ratio			2.34%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 237.11	$10,266.00
2	10,266.00	513.30	10,779.30	243.41	10,539.07
3	10,539.07	526.95	11,066.02	249.89	10,819.41
4	10,819.41	540.97	11,360.38	256.54	11,107.21
5	11,107.21	555.36	11,662.57	263.36	11,402.66
6	11,402.66	570.13	11,972.79	270.37	11,705.97
7	11,705.97	585.29	12,291.27	277.56	12,017.35
8	12,017.35	600.86	12,618.22	284.94	12,337.01
9	12,337.01	616.85	12,953.86	292.52	12,665.17
10	12,665.17	633.25	13,298.43	300.30	13,002.07
Cumulative Total				$2,676.00

Waddell & Reed Advisors New Concepts Fund — Class Y (including 12-month contractual waiver)

Annual expense ratio			1.04%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 106.05	$10,396.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.07%
2	10,396.00	519.80	10,915.80	113.42	10,804.56
3	10,804.56	540.22	11,344.79	117.88	11,229.18
4	11,229.18	561.45	11,790.64	122.51	11,670.48
5	11,670.48	583.52	12,254.01	127.32	12,129.13
6	12,129.13	606.45	12,735.59	132.33	12,605.81
7	12,605.81	630.29	13,236.10	137.53	13,101.22
8	13,101.22	655.06	13,756.28	142.93	13,616.10
9	13,616.10	680.80	14,296.90	148.55	14,151.21
10	14,151.21	707.56	14,858.77	154.39	14,707.35
Cumulative Total				$1,302.91

Waddell & Reed Advisors Science and Technology Fund — Class A

Annual expense ratio			1.25%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 695.02	$ 9,778.43
2	9,778.43	488.92	10,267.35	124.52	10,145.12
3	10,145.12	507.25	10,652.38	129.19	10,525.57
4	10,525.57	526.27	11,051.84	134.03	10,920.28
5	10,920.28	546.01	11,466.29	139.06	11,329.79
6	11,329.79	566.48	11,896.28	144.27	11,754.65
7	11,754.65	587.73	12,342.39	149.68	12,195.45
8	12,195.45	609.77	12,805.23	155.30	12,652.78
9	12,652.78	632.63	13,285.42	161.12	13,127.26
10	13,127.26	656.36	13,783.62	167.16	13,619.53
Cumulative Total				$1,999.35

A-6	Prospectus

Waddell & Reed Advisors Science and Technology Fund — Class B

Annual expense ratio			2.42%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 245.12	$10,258.00
2	10,258.00	512.90	10,770.90	251.44	10,522.65
3	10,522.65	526.13	11,048.78	257.93	10,794.14
4	10,794.14	539.70	11,333.84	264.58	11,072.62
5	11,072.62	553.63	11,626.26	271.41	11,358.30
6	11,358.30	567.91	11,926.21	278.41	11,651.34
7	11,651.34	582.56	12,233.91	285.59	11,951.95
8	11,951.95	597.59	12,549.55	292.96	12,260.31
Converts from Class B to Class A			Annual Expense Ratio: 1.25%
9	12,260.31	613.01	12,873.32	156.12	12,720.07
10	12,720.07	636.00	13,356.07	161.98	13,197.07
Cumulative Total				$2,465.54

Waddell & Reed Advisors Science and Technology Fund — Class C

Annual expense ratio			2.31%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 234.10	$10,269.00
2	10,269.00	513.45	10,782.45	240.40	10,545.23
3	10,545.23	527.26	11,072.49	246.87	10,828.90
4	10,828.90	541.44	11,370.34	253.51	11,120.20
5	11,120.20	556.01	11,676.21	260.33	11,419.33
6	11,419.33	570.96	11,990.30	267.33	11,726.51
7	11,726.51	586.32	12,312.83	274.52	12,041.95
8	12,041.95	602.09	12,644.05	281.91	12,365.88
9	12,365.88	618.29	12,984.18	289.49	12,698.52
10	12,698.52	634.92	13,333.45	297.28	13,040.11
Cumulative Total				$2,645.74

Waddell & Reed Advisors Science and Technology Fund — Class Y

Annual expense ratio			1.03%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 105.04	$10,397.00
2	10,397.00	519.85	10,916.85	109.21	10,809.76
3	10,809.76	540.48	11,350.24	113.55	11,238.90
4	11,238.90	561.94	11,800.85	118.05	11,685.09
5	11,685.09	584.25	12,269.34	122.74	12,148.99
6	12,148.99	607.44	12,756.44	127.61	12,631.30
7	12,631.30	631.56	13,262.87	132.68	13,132.76
8	13,132.76	656.63	13,789.40	137.95	13,654.14
9	13,654.14	682.70	14,336.84	143.42	14,196.20
10	14,196.20	709.81	14,906.02	149.12	14,759.79
Cumulative Total				$1,259.37

Prospectus	A-7

Waddell & Reed Advisors Small Cap Fund — Class A (including 12-month contractual waiver)

Annual expense ratio			1.38%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 707.41	$ 9,766.18
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.40%
2	9,766.18	488.30	10,254.49	139.18	10,117.76
3	10,117.76	505.88	10,623.65	144.19	10,482.00
4	10,482.00	524.10	11,006.10	149.38	10,859.35
5	10,859.35	542.96	11,402.32	154.76	11,250.29
6	11,250.29	562.51	11,812.81	160.33	11,655.30
7	11,655.30	582.76	12,238.07	166.11	12,074.89
8	12,074.89	603.74	12,678.64	172.09	12,509.59
9	12,509.59	625.47	13,135.07	178.28	12,959.94
10	12,959.94	647.99	13,607.93	184.70	13,426.49
Cumulative Total				$2,156.43

Waddell & Reed Advisors Small Cap Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.55%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 258.12	$10,245.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.62%
2	10,245.00	512.25	10,757.25	271.61	10,488.83
3	10,488.83	524.44	11,013.27	278.07	10,738.46
4	10,738.46	536.92	11,275.38	284.69	10,994.04
5	10,994.04	549.70	11,543.74	291.47	11,255.69
6	11,255.69	562.78	11,818.48	298.40	11,523.58
7	11,523.58	576.17	12,099.76	305.51	11,797.84
8	11,797.84	589.89	12,387.73	312.78	12,078.63
Converts from Class B to Class A			Annual Expense Ratio: 1.40%
9	12,078.63	603.93	12,682.56	172.14	12,513.46
10	12,513.46	625.67	13,139.13	178.34	12,963.95
Cumulative Total				$2,651.13

Waddell & Reed Advisors Small Cap Fund — Class C (including 12-month contractual waiver)

Annual expense ratio			2.28%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 231.10	$10,272.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.30%
2	10,272.00	513.60	10,785.60	239.44	10,549.34
3	10,549.34	527.46	11,076.81	245.91	10,834.17
4	10,834.17	541.70	11,375.88	252.55	11,126.69
5	11,126.69	556.33	11,683.03	259.36	11,427.12
6	11,427.12	571.35	11,998.47	266.37	11,735.65
7	11,735.65	586.78	12,322.43	273.56	12,052.51
8	12,052.51	602.62	12,655.14	280.95	12,377.93
9	12,377.93	618.89	12,996.82	288.53	12,712.13
10	12,712.13	635.60	13,347.74	296.32	13,055.36
Cumulative Total				$2,634.09

A-8	Prospectus

Waddell & Reed Advisors Small Cap Fund — Class Y

Annual expense ratio			1.10%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 112.14	$10,390.00
2	10,390.00	519.50	10,909.50	116.51	10,795.21
3	10,795.21	539.76	11,334.97	121.06	11,216.22
4	11,216.22	560.81	11,777.03	125.78	11,653.65
5	11,653.65	582.68	12,236.33	130.68	12,108.14
6	12,108.14	605.40	12,713.55	135.78	12,580.36
7	12,580.36	629.01	13,209.38	141.08	13,071.00
8	13,071.00	653.55	13,724.55	146.58	13,580.76
9	13,580.76	679.03	14,259.80	152.30	14,110.41
10	14,110.41	705.52	14,815.94	158.24	14,660.72
Cumulative Total				$1,340.15

Waddell & Reed Advisors Vanguard Fund — Class A

Annual expense ratio			1.13%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 683.56	$ 9,789.74
2	9,789.74	489.48	10,279.23	112.76	10,168.61
3	10,168.61	508.43	10,677.04	117.12	10,562.13
4	10,562.13	528.10	11,090.24	121.66	10,970.89
5	10,970.89	548.54	11,519.43	126.36	11,395.46
6	11,395.46	569.77	11,965.23	131.26	11,836.46
7	11,836.46	591.82	12,428.29	136.34	12,294.53
8	12,294.53	614.72	12,909.26	141.61	12,770.33
9	12,770.33	638.51	13,408.85	147.09	13,264.55
10	13,264.55	663.22	13,927.77	152.78	13,777.88
Cumulative Total				$1,870.54

Waddell & Reed Advisors Vanguard Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.31%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 234.10	$10,269.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.35%
2	10,269.00	513.45	10,782.45	244.51	10,541.12
3	10,541.12	527.05	11,068.18	250.99	10,820.46
4	10,820.46	541.02	11,361.49	257.65	11,107.21
5	11,107.21	555.36	11,662.57	264.47	11,401.55
6	11,401.55	570.07	11,971.62	271.48	11,703.69
7	11,703.69	585.18	12,288.87	278.68	12,013.84
8	12,013.84	600.69	12,614.53	286.06	12,332.20
Converts from Class B to Class A			Annual Expense Ratio: 1.13%
9	12,332.20	616.61	12,948.81	142.05	12,809.46
10	12,809.46	640.47	13,449.93	147.54	13,305.19
Cumulative Total				$2,377.53

Prospectus	A-9

Waddell & Reed Advisors Vanguard Fund — Class C (including 12-month contractual waiver)

Annual expense ratio			2.12%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 215.05	$10,288.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.13%
2	10,288.00	514.40	10,802.40	222.27	10,583.26
3	10,583.26	529.16	11,112.42	228.65	10,887.00
4	10,887.00	544.35	11,431.35	235.22	11,199.46
5	11,199.46	559.97	11,759.43	241.97	11,520.88
6	11,520.88	576.04	12,096.93	248.91	11,851.53
7	11,851.53	592.57	12,444.11	256.06	12,191.67
8	12,191.67	609.58	12,801.25	263.40	12,541.57
9	12,541.57	627.07	13,168.65	270.96	12,901.52
10	12,901.52	645.07	13,546.59	278.74	13,271.79
Cumulative Total				$2,461.23

Waddell & Reed Advisors Vanguard Fund — Class Y (including 12-month contractual waiver)

Annual expense ratio			0.87%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 88.79	$10,413.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 0.90%
2	10,413.00	520.65	10,933.65	95.63	10,839.93
3	10,839.93	541.99	11,381.92	99.55	11,284.37
4	11,284.37	564.21	11,848.58	103.64	11,747.02
5	11,747.02	587.35	12,334.38	107.89	12,228.65
6	12,228.65	611.43	12,840.09	112.31	12,730.03
7	12,730.03	636.50	13,366.53	116.91	13,251.96
8	13,251.96	662.59	13,914.56	121.71	13,795.29
9	13,795.29	689.76	14,485.05	126.70	14,360.90
10	14,360.90	718.04	15,078.94	131.89	14,949.69
Cumulative Total				$1,105.02

Waddell & Reed Advisors Wilshire Global Allocation Fund — Class A (including 12-month contractual waiver)

Annual expense ratio			1.14%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 684.51	$9,788.80
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.21%
2	9,788.80	489.44	10,278.24	120.68	10,159.80
3	10,159.80	507.99	10,667.79	125.26	10,544.85
4	10,544.85	527.24	11,072.10	130.01	10,944.50
5	10,944.50	547.22	11,491.73	134.93	11,359.30
6	11,359.30	567.96	11,927.26	140.05	11,789.82
7	11,789.82	589.49	12,379.31	145.36	12,236.65
8	12,236.65	611.83	12,848.48	150.86	12,700.42
9	12,700.42	635.02	13,335.44	156.58	13,181.77
10	13,181.77	659.08	13,840.85	162.52	13,681.36
Cumulative Total				$1,950.76

A-10	Prospectus

Waddell & Reed Advisors Wilshire Global Allocation Fund — Class B (including 12-month contractual waiver)

Annual expense ratio			2.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 204.00	$10,299.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 2.08%
2	10,299.00	514.95	10,813.95	217.34	10,599.73
3	10,599.73	529.98	11,129.71	223.69	10,909.24
4	10,909.24	545.46	11,454.70	230.22	11,227.79
5	11,227.79	561.38	11,789.18	236.94	11,555.64
6	11,555.64	577.78	12,133.42	243.86	11,893.06
7	11,893.06	594.65	12,487.72	250.98	12,240.34
8	12,240.34	612.01	12,852.36	258.31	12,597.76
Converts from Class B to Class A			Annual Expense Ratio: 1.21%
9	12,597.76	629.88	13,227.65	155.32	13,075.22
10	13,075.22	653.76	13,728.98	161.20	13,570.77
Cumulative Total				$2,181.86

Waddell & Reed Advisors Wilshire Global Allocation Fund — Class C (including 12-month contractual waiver)

Annual expense ratio			1.91%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 193.95	$10,309.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 1.98%
2	10,309.00	515.45	10,824.45	207.20	10,620.33
3	10,620.33	531.01	11,151.34	213.45	10,941.06
4	10,941.06	547.05	11,488.11	219.90	11,271.48
5	11,271.48	563.57	11,835.06	226.54	11,611.88
6	11,611.88	580.59	12,192.47	233.38	11,962.56
7	11,962.56	598.12	12,560.69	240.43	12,323.83
8	12,323.83	616.19	12,940.02	247.69	12,696.01
9	12,696.01	634.80	13,330.81	255.17	13,079.43
10	13,079.43	653.97	13,733.40	262.88	13,474.43
Cumulative Total				$2,300.59

Waddell & Reed Advisors Wilshire Global Allocation Fund — Class Y (including 12-month contractual waiver)

Annual expense ratio			0.83%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 84.73	$10,417.00
Termination Date of Contractual Waiver: 10/31/2018			Annual Expense Ratio: 0.92%
2	10,417.00	520.85	10,937.85	97.79	10,842.01
3	10,842.01	542.10	11,384.11	101.78	11,284.36
4	11,284.36	564.21	11,848.58	105.93	11,744.77
5	11,744.77	587.23	12,332.00	110.25	12,223.95
6	12,223.95	611.19	12,835.15	114.75	12,722.69
7	12,722.69	636.13	13,358.82	119.43	13,241.77
8	13,241.77	662.08	13,903.86	124.30	13,782.04
9	13,782.04	689.10	14,471.14	129.38	14,344.35
10	14,344.35	717.21	15,061.56	134.66	14,929.60
Cumulative Total				$1,123.00

Prospectus	A-11

Appendix B: Intermediary Sales Charge Discounts and Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes. The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.

PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Waddell & Reed Advisors Accumulative Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

∎	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

∎	Shares purchased by or through a 529 Plan.

∎	Shares purchased through a Merrill Lynch affiliated investment advisory program.

∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

∎	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

∎	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

∎	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

∎	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

∎	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A, B and C Shares available at Merrill Lynch

∎	Death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

∎	Return of excess contributions from an IRA Account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2.

∎	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

∎	Shares acquired through a right of reinstatement.

∎	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).

Front-End load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in this prospectus.

∎	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

WRPROEQ (10-17)

The SEC file number for Waddell & Reed Advisors Funds is: 811-09435

Prospectus	B-1